UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ALMOST FAMILY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 25, 2007

To Our Stockholders:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Almost Family, Inc. on July 27, 2007.  The meeting will be held at the Company’s headquarters at 9510 Ormsby Station Road, Suite 300, Louisville, Kentucky, at 9:00 a.m. local time.

The official Notice of Annual Meeting, Proxy Statement and Proxy Card are enclosed with this letter.

Please take the time to read carefully the three proposals for stockholder action described in the accompanying proxy materials.  Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly completing, signing and dating your proxy form and returning it in the enclosed envelope.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Your interest and participation in the affairs of the Company are greatly appreciated.  Thank you for your continued support.

Sincerely,

William B. Yarmuth

Chairman of the Board,

President & CEO

ALMOST FAMILY, INC.

9510 Ormsby Station Road, Suite 300

Louisville, Kentucky  40223

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 27, 2007

To the Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Almost Family, Inc. (the “Company”), will be held at the Company’s headquarters, 9510 Ormsby Station Road, Suite 300, Louisville, Kentucky, on July 27, 2007, at 9:00 a.m. local time for the following purposes:

(1)                                  To elect a Board of seven directors to serve until the next annual meeting of stockholders;

(2)                                  To approve the 2007 Stock and Incentive Compensation Plan;

(3)                                  To ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2007; and

(4)                                  To transact such other business as may properly come before the meeting or any adjournments thereof.

A Proxy Statement describing matters to be considered at the Annual Meeting is attached to this Notice.  Only stockholders of record at the close of business on June 12, 2007, are entitled to receive notice of and to vote at the meeting.  A list of stockholders entitled to vote at the Annual Meeting will be available for inspection for a period of ten days before the meeting at the Company’s offices located at 9510 Ormsby Station Road, Suite 300, Louisville, Kentucky.

By Order of the Board of Directors

C. Steven Guenthner

Secretary

Louisville, Kentucky

June 25, 2007

IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED.  IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

ALMOST FAMILY, INC.

9510 Ormsby Station Road, Suite 300

Louisville, Kentucky  40223

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 27, 2007

Introduction

This proxy statement and accompanying proxy are being furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Almost Family, Inc., a Delaware corporation (the “Company”), to be voted on at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments thereof.  In this proxy statement, references to the “Company,” “we,” “us,” or “our” refer to Almost Family, Inc.  This proxy statement and accompanying proxy are first being mailed to stockholders on or about June 25, 2007.

Date, Time and Place

The Annual Meeting will be held at the Company’s headquarters, at 9510 Ormsby Station Road, Suite 300, Louisville, Kentucky, on July 27, 2007, at 9:00 a.m., local time, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting.

Record Date and Voting Securities

The Board has fixed the record date (the “Record Date”) for the Annual Meeting as the close of business on June 12, 2007.  Only stockholders of record of our common stock, par value $.10 per share (the “Common Stock”) at the close of business on the Record Date will be entitled to vote at the meeting and at any adjournment or postponement thereof.  At the close of business on the Record Date, there were outstanding 5,430,954 shares of Common Stock (each of which is entitled to one vote per share on all matters to be considered at the Annual Meeting).

The presence in person or by proxy of the holders of a majority in voting power of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.  Shares of Common Stock represented by properly executed proxies received before the close of voting at the Annual Meeting will be voted as directed by the stockholders, unless revoked as described below.  Under Delaware law, proxies marked as abstentions are not counted as votes cast, but will be considered present and entitled to vote to determine if a quorum exists.  In addition, shares held in street name that have been designated by brokers on proxy cards as not voted will not be counted as votes cast, but will be considered present and entitled to vote to determine if a quorum exists.

Voting of Proxies

If no instructions are given, shares represented by executed but unmarked proxies will be voted FOR election of the individuals nominated as directors, FOR approval of the 2007 Stock and Incentive Compensation Plan, and FOR ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the current fiscal year.  If any other matter is brought before the annual meeting, shares represented by proxies will be voted by the proxy holders as directed by a majority of the Board.

Revocability of Proxies

A stockholder who completes and returns the proxy that accompanies this proxy statement may revoke that proxy at any time before the closing of the polls at the Annual Meeting.  A stockholder may revoke a proxy by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of the Company at the Company’s main office address at any time before the annual meeting.  Stockholders may also revoke proxies by delivering a duly executed proxy bearing a later date to the inspector of election at the Annual Meeting before the close of voting, or by attending the Annual Meeting and voting in person.  You may attend the Annual Meeting even though you have executed a proxy, but the presence of a stockholder at the Annual Meeting will not automatically revoke that stockholder’s proxy.

Solicitation of Proxies

The original solicitation of proxies by mail may be supplemented by telephone and other means of communication and through personal solicitation by officers, directors and other employees of the Company, at no compensation.  Proxy materials will also be distributed through brokers, custodians and other like parties to the beneficial owners of Common Stock, and the Company will reimburse such parties for their reasonable out-of-pocket and clerical expenses incurred in connection therewith.

Votes Required

Each of the proposals will be considered separately.

Election of Directors

The affirmative vote of a plurality of the votes entitled to be cast by the holders of Common Stock present in person or represented by proxy is required to elect each nominee.  Proxies cannot be voted for a greater number of persons than are named.  Abstentions from voting and broker “non-votes” will have no effect on the election of directors.

Approval of the 2007 Stock and Incentive Compensation Plan

The proposal to approve the 2007 Stock and Incentive Compensation Plan must be approved by the affirmative vote of a majority of the shares present and entitled to vote at the

Annual Meeting.  For the purposes of this vote, a vote to abstain has the same effect as a vote against the proposal and a broker “non-vote” will have no effect on the vote on such proposal.

Ratification of the Appointment of the Independent Auditor

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2007 must be approved by the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.  For the purposes of this vote, a vote to abstain has the same effect as a vote against the proposal and a broker “non-vote” will have no effect on the vote on such proposal.

Other Matters

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than those matters discussed in this proxy statement.  If any other matters properly come before the Annual Meeting and call for a vote of stockholders, validly executed proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, seven directors will be elected to serve until the next annual meeting of stockholders.  Although it is not anticipated that any of the nominees listed below will decline or be unable to serve, if that should occur, the proxy holders may, in their discretion, vote for substitute nominees.

Nominees for Election as Directors

Set forth below is a list of Board members who will stand for re-election at the Annual Meeting, together with their ages, all Company positions and offices each person currently holds and the year in which each person joined the Board.

Name	Age	Position or Office	Director Since
William B. Yarmuth	55	Chairman of the Board, President and Chief Executive Officer	1991

Steven B. Bing	60	Director	1992

Donald G. McClinton	73	Director	1994

Tyree G. Wilburn	54	Director	1996

Jonathan D. Goldberg	55	Director	1997

W. Earl Reed, III	55	Director	2000

Henry M. Altman, Jr.	70	Director	2004

William B. Yarmuth.   Mr. Yarmuth has been a director of the Company since 1991, when the Company acquired National Health Industries (“National”), where Mr. Yarmuth was Chairman, President and Chief Executive Officer.  After the acquisition, Mr. Yarmuth became the President and Chief Operating Officer of the Company.  Mr. Yarmuth became Chairman and CEO in 1992.  He was Chairman of the Board, President and Chief Executive Officer of National from 1981 to 1991.

Steven B. Bing.  From 1999 to 2007,  Mr. Bing served with Prosperitas Investment  Partners, L.P., a private investment company located in Louisville,  Kentucky, most recently as its Chief Operating Officer.  He is also a director of various closely-held business entities.  Since 2005, Mr. Bing has served as Senior Vice President Sales & Marketing, New Business and Video Services for National Rural Telecommunications Cooperative, a large member owned cooperative in Herndon, Virginia serving in excess of 1,200 telephone and electric cooperatives across the country.

Donald G. McClinton.  Mr. McClinton was President and part owner of Skylight Thoroughbred Training Center, Inc., a thoroughbred training center, until July 2002, when it was sold.  From 1986 to 1994, Mr. McClinton was co-chairman of Interlock Industries, a privately held conglomerate in the metals and transportation industries.

Tyree G. Wilburn.  Since 2003, Mr. Wilburn has served as Chairman of the Board, President and Chief Executive Officer of Merit Health Systems, LLC, a private hospital management company.  He was a private investor from 1996 to 2002.  From 1992 to 1996,  Mr. Wilburn was Chief Development  Officer of Community Health Systems, Inc., and, most recently,  Executive Vice President and Chief Financial and Development Officer.  From 1974 to 1992,  Mr. Wilburn was with Humana Inc. where he held senior and executive positions in mergers and acquisitions, finance, planning, hospital operations, audit and investor relations.  He is also a director of several private companies.

Jonathan D. Goldberg.  Mr. Goldberg is the managing partner of the law firm of Goldberg and Simpson in Louisville, Kentucky and has served in that capacity since 1991.

W. Earl Reed, III.  Since August 2005, Mr. Reed has served as Chief Executive Officer and Chairman of the Board of LifeCare Holdings, Inc., a privately owned operator of 18 long-term hospitals.  Before joining LifeCare, Mr. Reed served as Chief Executive Officer of The Allegro Group, a healthcare financial advisory firm that advised public and private healthcare organizations from 1998 to 2005.  From May 2000 to December 2001, Mr. Reed served as

Chairman, President and Chief Executive Officer of Rehab Designs of America Corporation, a private venture capital backed orthotics and prosthetics healthcare company.  From 1987 to 1998, Mr. Reed was Chief Financial Officer and member of the board of directors of Vencor, Inc.

Henry M. Altman, Jr.  Mr. Altman retired in 2002 following over 40 years of experience in public accounting, most recently serving as the president and managing director of the Deming, Malone, Livesay & Ostroff CPA firm.  He is currently the owner of Altman Consulting, an independent business consulting firm.  Mr. Altman currently serves on the boards of Jewish Hospital & St. Mary’s HealthCare and University Medical Center in Louisville, Kentucky, and the American Hospital Association’s Leadership Development Committee.  He also serves on the boards of Louisville Medical Center Development Corporation, and the Institute for Bioethics, Health Policy and Law.  In 2001, Mr. Altman was presented with the inaugural Kentucky Hospital Association Health Care Governance Award.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE SEVEN NOMINEES FOR DIRECTOR OF THE COMPANY.

Meetings of the Board of Directors

The Board met on five occasions during the year ended December 31, 2006.  Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and its committees on which such director served during his period of service.  In addition, all members of the Board are expected to attend the Annual Meeting and did so in 2006.

Committees of the Board of Directors

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Audit Committee.  As described in its charter, the principal duties of the Audit Committee include appointing the Company’s independent auditors, reviewing the scope of the audit, reviewing the corporate accounting practices and policies with the independent auditors, reviewing with the independent auditors their final report, reviewing with independent auditors overall accounting and financial controls and consulting with the independent auditors. The Audit Committee is also responsible for the review and approval of all related-party transactions required to be disclosed under the rules of the Securities and Exchange Commission; the Company is not currently a party to any such transactions. A copy of the Audit Committee charter is available in its entirety on the Company’s website, www.almostfamily.com.  All of the members of the Audit Committee are “independent,” as that term is defined under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards and meet the criteria for independence under the Sarbanes-Oxley Act of 2002 and the rules adopted by the Securities and Exchange Commission.  The members of the Audit Committee are Messrs. Goldberg, Reed (Chair), and Wilburn.  The Board has designated Mr. Reed as the “audit committee financial expert” within the meaning of the SEC rules.  The Audit Committee held five meetings during 2006.

Compensation Committee.  The principal duties of the Compensation Committee are to review the compensation of directors and officers of the Company and to prepare recommendations and periodic reports to the Board concerning such matters.  The Compensation Committee also administers the Company’s employee stock incentive plans. The Compensation Committee does not have a written charter. The Compensation Committee makes all compensation decisions regarding the top three Named Executive Officers but has typically delegated to the CEO, subject to the committee’s review, compensation decisions regarding the remaining Named Executive Officers. During 2006, the Committee engaged, on behalf of the Company, Mercer Human Resources Consulting to assist management and the Committee in evaluating the Company’s executive compensation program.  All of the members of the Compensation Committee are “independent” under all applicable rules, including the listing standards under Rule 4200(a)(15) of the National Association of Securities Dealers and the requirements of the Securities and Exchange Commission.  The members of the Compensation Committee are Messrs. Bing, Goldberg (Chair), McClinton, Reed, and Wilburn.  The Compensation Committee held one meeting during 2006.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee was initially formed in March 2004.  The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which charter sets forth the functions and responsibilities of the Nominating and Corporate Governance Committee.  A copy of the Nominating and Corporate Governance Committee charter is available in its entirety on the Company’s website, www.almostfamily.com.  As described in its charter, the Nominating and Corporate Governance Committee exercises general oversight with respect to the governance of the Board, including with respect to the identification and recommendation to the Board of proposed nominees for election to the Board.  All of the members of the Nominating and Corporate Governance Committee are “independent” under all applicable rules, including the listing standards under Rule 4200(a)(15) of the National Association of Securities Dealers and the requirements of the Securities and Exchange Commission.  The members of the Nominating and Corporate Governance Committee are Messrs. Bing, Goldberg (Chair), and Wilburn.  The Nominating and Corporate Governance Committee held one meeting during 2006.

Policy Regarding Consideration of Candidates for Director

Stockholder Nominees

The Nominating and Corporate Governance Committee will consider stockholder recommendations for director nominees at the 2008 annual meeting if stockholders comply with the requirements of the Company’s by-laws; a copy of the relevant section of the by-laws may be obtained from the Company’s Secretary.  To be considered timely for the 2008 annual meeting, stockholders should submit nominations, if any, not less than 30 days before the 2008 annual meeting, to the Company’s Corporate Secretary, at 9510 Ormsby Station Road, Suite 300, Louisville, Kentucky, 40223.  Stockholder nominations should include, among other items, the name, age, business address and residence address of the nominee, the principal occupation or employment of the nominee, the class and number of shares of Common Stock which are beneficially owned by the nominee on the date such nomination is submitted, any other information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Securities Exchange Act of 1934.  The stockholder nominating such nominee should also include the name and address of such stockholder and any other stockholders known by such stockholder to be supporting such nominee as they appear on the Company’s books along with the class and number of shares of Common Stock which are beneficially owned on the date of the nomination by such stockholder and by any other stockholders known by such stockholder to be supporting such nominee.

Director Qualifications

The Nominating and Corporate Governance Committee seeks to ensure that the majority of directors qualify as “independent” under all applicable rules, including the listing standards under Rule 4200(a)(15) of the National Association of Securities Dealers and the requirements of the Securities and Exchange Commission.  The Nominating and Corporate Governance Committee will review with the Board the requisite skills and characteristics for potential nominees.  This assessment will include consideration of the nominees’ qualification as independent as well as their background, board skill needs, diversity and business experience.  The Board will seek individuals who have displayed high ethical standards, integrity and sound business judgment.

The Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the best interest of the Company and its stockholders.  The manner in which the Nominating and Corporate Governance Committee evaluates a potential nominee will not differ based on whether the nominee is recommended by a stockholder of the Company.

The Company does not pay a third party fee to assist in identifying and evaluating nominees, but the Company does not preclude the potential for using such services if needed as may be determined at the discretion of the Nominating and Corporate Governance Committee.

Code of Ethics

The Board has approved and adopted a Code of Ethics and Business Conduct that applies to all directors, officers and employees, including the principal executive and financial officers, the controller and the principal accounting officer of the Company.  The Code of Ethics and Business Conduct is available in its entirety on the Company’s website, www.almost-family.com.  The Company intends to post amendments to, or waivers from, its Code of Ethics and Business Conduct, if any, that apply to the principal executive and financial officers, the controller or the principal accounting officer on its website.

PROPOSAL 2

APPROVAL OF THE

2007 STOCK AND INCENTIVE COMPENSATION PLAN

On May 25, 2007, the Board adopted the Almost Family, Inc. 2007 Stock and Incentive Compensation Plan (which we refer to in this proxy statement as the “2007 Plan”), subject to shareholder approval, which the Company is now seeking.  When adopted by the Company’s shareholders, the 2007 Plan will amend the Almost Family, Inc. Amended and Restated 2000 Stock Option Plan to immediately terminate the right to make additional grants under such plan. The 2007 Plan is designed to increase the profitability and growth of the Company, provide competitive compensation to employees, attract and retain exceptional personnel, encourage excellence in the performance of individual responsibilities, and motivate key employees and directors to contribute to the Company’s success.

The 2007 Plan authorizes the granting of awards, including shares of common stock, in any combination of the following:

•                    stock options, including incentive stock options and nonqualified stock options;

•                    stock appreciation right (“SARs”);

•                    restricted stock awards;

•                    performance share or cash awards; and

•                    restricted stock units.

The following summary of our 2007 Plan is qualified by reference to the full text of the 2007 Plan, which is attached as Appendix A to this proxy statement.

Term of the 2007 Plan

The 2007 Plan becomes effective when approved by the shareholders.  The 2007 Plan does not have a termination date, but no incentive stock option may be issued on or after the tenth anniversary of the effective date of the 2007 Plan.

Eligibility

Persons eligible for awards under the 2007 Plan are employees or non-employee directors of, or independent contractors to, the Company or one of its subsidiaries who are selected by the Compensation Committee or such other committee appointed by the Board to administer the 2007 Plan.  Only employees are eligible to be awarded incentive stock options.

Authorized Shares and Limits

Subject to shareholder approval, the Company has reserved a total of 500,000 shares of stock for issuance pursuant to awards under the 2007 Plan.  The number of shares authorized to be issued under the 2007 Plan is subject to adjustment for certain changes in the capitalization of the Company including any event of merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the number of shares of stock or the kind of shares or securities issueable upon exercise of an option or payment of another award.

The following limitations apply to any awards made under the 2007 Plan:

•                    the maximum number of shares of stock that may be subject to all awards granted during any calendar year to any one participant is 100,000; the maximum performance-based cash compensation awarded during any calendar year to any one participant is $1,000,000;

•                    the maximum number of shares of stock that may be subject to purchase pursuant to incentive stock options granted under the plan is 500,000; and

•                    the maximum number of shares of stock that may be subject to issuance under awards that are Full Value Awards shall be 200,000; “Full Value Awards” means any award under which a participant may be issued shares of stock without the participant tendering consideration therefor in the form of stock or cash at least equal to the fair market value at the grant date of the stock issuable upon exercise or maturity of the award.

Share Counting Rules

Unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of stock still available for grant of awards under the 2007 Plan:

•                       The grant of options, restricted stock, restricted stock units, and performance share awards will reduce the number of shares of stock available for grant of awards under the Plan by the maximum number of shares of stock subject to such an award, and that number shall remain unavailable (even after exercise, maturity or lapse of that award).

•                       The grant of SARs will reduce the number of shares available for grant of awards under the 2007 Plan by the number of shares subject to such an award; provided, however, that upon the exercise of SARs, the excess of the number of shares of stock with respect to which the award is exercised over the number of shares of stock issued upon exercise of the award will again be available for grant of awards under the Plan.

Vesting

The 2007 Plan provides for the Committee to determine at the time an award is issued whether and when the award will become nonforfeitable or first become exercisable.

No Repricing of Stock Options

No amendments to the 2007 Plan will permit the Company to reprice any outstanding option or stock appreciation right without the prior approval of shareholders.

Transfer Restrictions

Incentive stock options, restricted stock awards, restricted stock units and performance share or cash awards granted under the 2007 Plan are not transferable by the recipient otherwise than by will or the laws of descent and distribution, and can be exercised during the award holder’s lifetime only by the recipient (or, in the event of the recipient’s legal incapacity or incompetency, the recipient guardian or legal representative).

If specifically provided in the award agreement, nonqualified stock options or SARs (other than those issued in tandem with incentive stock options) may be transferred by a Participant to a “Permitted Transferee.”  “Permitted Transferee” means a member of a Participant’s immediate family or household, certain trusts benefiting those persons, a charitable foundation managed by the participant or his family, or an entity which the participant controls, provided that no consideration is provided for the transfer.

Potential Dilution

The maximum number of shares that may be issued under the 2007 Plan represents approximately 9% of the total number of shares of our common stock outstanding on the Record Date, excluding treasury shares.  The closing price per share of our common stock on June 12, 2007 as reported on the NASDAQ Global stock market was $19.55.

Administration of the 2007 Plan

The 2007 Plan will be administered by the Compensation Committee of the Board or such other committee appointed by the Board which shall consist of two or more members of the Board, each of whom is both an outside director and a non-employee director. Awards to non-employee directors will be determined by the full Board.  Subject to the provisions of he 2007 Plan, the committee will have the power to:

•                       construe and interpret the 2007 Plan;

•                       establish, amend or waive rules and regulations for the administration of the 2007 Plan;

•                       determine and accelerate the exercisability of any award or the termination of any restriction period;

•                       correct inconsistencies in the 2007 Plan or in any award agreement, or any other instrument relating to an award; and

•                       amend the terms and conditions of any award to the extent such terms and conditions are within the discretion of the committee as provided in the 2007 Plan, and subject to the consent of the recipient of an outstanding award when applicable.

Any construction of the 2007 Plan must be made in a manner the committee believes is consistent with awards not constituting “deferred compensation” within the meaning of Section 409A of the Internal Revenue Code or to comply with that Code section’s requirements, and with respect to incentive stock options, consistent with the Internal Revenue Code and regulations governing the preservation of their tax treatment.

The committee will have the authority to grant and determine the terms of awards to such employees, contractors and directors as the committee may select in its sole discretion.

Award Terms

All awards to participants under the 2007 Plan are subject to terms, conditions, and limitations as determined by the committee and as evidenced by an award agreement.

Stock Options

A stock option granted to an employee under the 2007 Plan may consist of either an incentive stock option that complies with the requirements of Section 422 of the Internal Revenue Code or a nonqualified stock option that does not comply with those requirements. A stock option granted to a director or independent contractor under the 2007 Plan must be a nonqualified stock option. All options under the 2007 Plan must have an exercise price per share that is not less than the fair market value of the Company’s common stock on the date of grant. However, an incentive stock option granted to a person who on the date of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries must have an exercise price that is at least 110% of the fair market value of the stock on the grant date.  Subject to certain adjustment provisions of the 2007 Plan that apply only on specified corporate events, the exercise price of an option granted under the 2007 Plan may not be decreased. The term of an incentive stock option may not extend more than ten years after the date of grant.

Stock Appreciations Rights (“SARs”)

Stock appreciation rights provide that the participant can be issued or paid stock or cash equal to the appreciation in value of a share of stock after the award’s grant date. A stock appreciation right may be granted under the 2007 Plan with respect to all or a portion of the shares of common stock subject to a stock option or may be granted separately. The base price to measure the appreciation of an SAR may not be less the fair market value of the common stock on the date of grant.

Restricted Stock Awards

Restricted stock awards provide that shares of stock are granted subject to a restriction period and/or condition which, if not satisfied, may result in the complete or partial forfeiture of such stock.  Shares awarded as restricted stock awards are subject to such conditions, terms, restrictions against transfer, substantial risks of forfeiture and attainment of performance objectives and for such periods as the committee determines. During the period restricted stock is subject to forfeiture, the Secretary of the Company will hold the share certificates for the recipient’s benefit, but the recipient will have the right to receive dividends, to vote and to enjoy all other shareholder rights with respect to the restricted stock, except that the recipient cannot sell, transfer, pledge, exchange or otherwise dispose of the restricted stock, and any attempt to do so will cause the immediate forfeiture of the restricted stock.

Restricted Stock Units

Restricted stock units provide that shares of stock will be issued to a recipient upon the lapse of restrictions determined in the award agreement. The recipient will not have dividend, voting or other shareholder rights with respect to a restricted stock unit at any time before the recipient has become the holder of the shares subject to the restricted stock unit. However, the committee may award a cash dividend right or a dividend unit right in tandem with a restricted stock unit. A cash dividend right entitles the recipient to receive an amount in cash equal to any cash distributions made with respect to the common shares during the period the restricted stock unit is outstanding. A dividend unit right entitles the recipient to have an additional number of restricted stock units credited to the recipient equal to the number of shares that could be purchased at fair market value with the amount of each cash distribution made with respect to the common shares during the period the restricted stock unit is outstanding.

Performance Awards

Performance awards entitle a recipient to receive common shares, cash or combination of the two upon the satisfaction of performance measures established in the award agreement. Performance awards may be intended to meet the requirements of qualified performance-based compensation under Section 162(m) of the Internal Revenue Code.  The goals intended to satisfy Section 162(m) of the Internal Revenue Code must be established by the committee prior to the earlier of:

•                       90 days after the commencement of the period of service to which the performance goals relate, and

•                       the lapse of 25% of the period of service require to vest on an award.

A performance award that is intended to meet the requirements of Section 162(m) of the Internal Revenue Code will be subject to the achievement of one or more objective performance goals established by, and the satisfaction of which is certified by, the committee, based on the attainment of specified levels of one of or any combination of the following performance criteria for the Company as a whole or any business unit of the Company, as reported or calculated by the Company:  (i) revenues; (ii) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, incentive service fees or extraordinary or special items; (iii) net income or net income per share (basic or diluted); (iv) earnings per share growth or growth as compared with a peer group of companies; (v) return on assets, return on investment, return on capital, or return on equity; (vi) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (vii) economic value created; (viii) one or more operating ratios specified with particularity by the committee upon the award; (ix) stock price, dividends or total stockholder return; (x) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions, or (xi) quality goals that are objectively determinable.  Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate, division or business unit of the Company) under one or more of the performance criteria described above relative to the performance of other corporations. Such performance goals will be set by the committee over a specified performance period that will not be shorter than one year, and will otherwise comply with the requirements of, Section 162(m) of the Internal Revenue Code, and the regulations thereunder.  Before the payment of any performance award based on the achievement of performance goals pursuant to Section 162(m) of the Internal Revenue Code, the committee must certify that the applicable performance goals and any material terms were in fact satisfied.

By approving the 2007 Plan, the shareholders are also approving this list of performance criteria in accordance with the requirements of Section 162(m) of the Code.

Change in Control.

Subject to the terms of any award agreement, if  a change in control occurs, and awards are not to continue and be assumed or replaced in the transaction with comparable types of awards of substantially equivalent value, then:

•                       outstanding stock awards are subject to accelerated vesting if the award would otherwise terminate upon the actual consummation or the happening of a change in control;

•                       alternatively, in its discretion, the committee may, in lieu of the exercise of an award, make a cash payment to the participant in an amount equal to the economic value to be received if such award had been exercised just prior to the occurrence of the change in control transaction; or

•                       if no exercise of a stock award is required (e.g., with respect to restricted stock or a restricted stock unit or performance shares), and no cash payment is made to the participant in lieu of the exercise of an award, the stock award will become nonforfeitable in full.

With respect to Awards that continue because they are assumed or replaced in a change in control, unless the committee provides to the contrary in an award agreement, with respect to any participant who incurs a termination of service within 12 months following the transaction, all awards made prior to the change of control shall immediately become nonforfeitable and exercisable in full.  The 2007 Plan describes as “change in control” as:

•                       an event or series of events which have the effect of any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, other than any trustee or other fiduciary holding securities of the Company under any employee benefit plan of the Company, becoming the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding stock other than by an employee benefit plan sponsored  by the Company or by a person who owns such a percentage at the Effective Date;

•                       during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period;

•                       the shareholders of the Company approve a definitive agreement to enter into a merger, consolidation, share exchange or other transaction with or into another company (other than a transaction that would result in the voting securities of the Company outstanding immediately prior to such transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such transaction) or to sell or otherwise transfer all or substantially all of the Company’s assets or to adopt a plan of liquidation; and

•                       if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change of Control, or (ii) the Board adopts a resolution to the effect that a Change of Control for purposes of this Plan has occurred.  Provided, however, that the Committee may provide in an Award Agreement that it believes may constitute “deferred compensation” pursuant to Code Section 409A, that “Change of Control” will have the meaning given in guidance from the Internal Revenue Service construing that term for purposes of allowable triggers for payment of deferred compensation, and such definition shall apply in all events with respect to Cash Awards.

Amendment of the 2007 Plan

The Board may terminate, suspend, amend or alter the 2007 Plan in response to any legal requirements or for any other purpose permitted by law; provided, however, the Board may not:

•                       adversely affect the rights of a participant under an outstanding award without the consent of the participant;

•                       extend the option period or exercise period of an SAR or the vesting/payment (and taxation) date of a restricted stock award or a performance share award beyond that originally stated in the award agreement, if such extension would subject the award to the excise taxes provide under Section 409A of the Internal Revenue Code;

•                       decrease the price of an option or the base price of any SAR to less than the fair market value on the date the award was granted; or

•                       without the approval of the stockholders: increase the total amount of stock which may be delivered under the 2007 Plan; extend the period during which awards may be granted; or make an amendment the would adversely affect an award’s continued eligibility for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code.

Federal Income Tax Consequences of the 2007 Plan

The following is a discussion of material U.S. federal income tax consequences to participants in the 2007 Plan, based on the law as in effect on the date of this proxy statement. This discussion is limited, and does not cover state, local, or foreign tax treatment of participation in the 2007 Plan. Differences in participants’ financial situations may cause tax consequences of participation in the 2007 Plan to vary.

Participants will not realize taxable income upon the grant of an option or SAR. Upon the exercise of a nonqualified stock option or SAR, the participant will recognize ordinary income. In the case of employees, the ordinary income is subject to income, FICA and Medicare tax withholding by the Company and is an amount equal to the excess of the amount of cash and the fair market value of the common stock received on the date of exercise over the exercise price, if any, paid by the employee. Tax withholding is not required for options or SARs exercised by non-employee directors or independent contractors.

The participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a nonqualified option or SAR, that equals the fair market value of the shares on the date of exercise. Generally, the Company will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the income recognized by the participant.

Employees will not have taxable income upon the grant of an incentive stock option. Upon the exercise of an incentive stock option, the employee will not have taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive stock option over the exercise price will increase the alternative minimum taxable income of the employee, which may cause the employee to incur alternative minimum tax. The payment of any alternative minimum tax due to the exercise of an incentive stock option may be allowed as a credit against the employee’s regular tax liability in a later year if the employee’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of stock received upon exercise of a stock option that has been held for the requisite holding period (generally one year from the date of exercise and, with respect to incentive stock options, two years from the date of grant of the option), the employee will generally recognize capital gain or loss equal to the difference between the amount received in the disposition and the exercise price paid. However, if an employee disposes of stock that has not been held for the requisite holding period, the employee will recognize ordinary income in the year of the disposition to the extent that the fair market value of the stock at the time of exercise of the option, exceeds the exercise price paid by the employee for the stock.  The employee will also recognize capital gain, or, depending on the holding period, additional ordinary income, to the extent the amount realized in the disposition exceeds the fair market value of the stock on the exercise date. If the exercise price paid for the stock exceeds the amount realized in the disposition, the excess would ordinarily be a capital loss. Any increase or decrease in value of stock acquired upon exercise of a nonqualified stock option will generally be taxed to the employee, director or independent contractor at a later sale of that stock as a capital gain or loss (long term, if the required one year holding period is met).

The Company is generally not entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless the employee makes a disqualifying disposition of the stock. If an employee makes a disqualifying disposition, and upon any exercise of a nonqualified stock option, the Company will be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by the employee, director or independent contractor.

A participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash performance award or, if earlier, at the time the cash is otherwise made available for the participant to draw upon it.

A participant will not have taxable income upon the grant of a stock award in the form of units denominated in common stock but rather will generally recognize ordinary compensation income at the time the participant receives common stock in satisfaction of a stock unit award in an amount equal to the fair market value of the common stock received. In general, a participant will recognize ordinary compensation income as a result of the receipt of common stock pursuant to a restricted stock or performance share award in an amount equal to the fair market value of the common stock when the stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock when it first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the participant makes an election shortly after he is granted an award to be taxed on the fair market value of the common stock when the stock is received.

An employee will be subject to tax withholding for federal, and generally for state and local, income and employment taxes, at the time the employee recognizes income with respect to common stock or cash received pursuant to a cash or share performance award, restricted stock award, or restricted stock unit award. Dividends that are received by a participant before to the time that the common stock is taxed to the participant are taxed as additional compensation, not as dividend income. A participant’s tax basis in the common stock received will equal the amount recognized by the participant as compensation income, and the participant’s tax holding period in the shares will commence on the date income is recognized.

Generally, the Company will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant, except for incentive stock options as described above.

Section 162(m) of the Internal Revenue Code generally disallows deductions for publicly held corporations with respect to compensation in excess of $1,000,000 paid to the corporation’s chief executive officer and its three other most highly compensated officers. However, compensation payable solely on account of attaining one or more performance goals is not subject to this deduction limitation if the performance goals are objective, pre-established and determined by a committee comprised solely of two or more outside directors, the material terms under which the compensation is to be paid are disclosed to the stockholders and approved by a majority vote, and the committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid. The business criteria used by the committee in establishing performance goals applicable to qualified performance awards to the named executive officers will be selected from among the criteria below for the Company, as a whole or any business unit thereof, either on an absolute basis or relative to an index:

•                       revenues;

•                       earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, incentives, service fees or extraordinary or special items;

•                       net income or net income per share (basic or diluted);

•                       earnings per share growth or growth as compared with a peer group of companies

•                       return on assets, return on investment, return on capital, or return on equity;

•                       cash flow, free cash flow, cash flow return on investment, or net cash provided by operations;

•                       economic value created;

•                       one or more operating ratios specified with particularity by the committee upon the award;

•                       stock price, dividends or total stockholder return;

•                       the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; or

•                       quality goals that are objectively determinable.

The deduction limitation also does not apply with respect to compensation otherwise deductible on account of stock options and stock appreciation rights granted at fair market value under the 2007 Plan.

Awards Under the 2007 Plan

All awards under the 2007 Plan will be granted at the discretion of the committee, as appropriate. Therefore, the total benefits that will be received by any particular person or group under the 2007 Plan are not determinable at this time.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE  2007 STOCK AND INCENTIVE COMPENSATION PLAN.

PROPOSAL 3

RATIFICATION OF INDEPENDENT AUDITOR

Pursuant to prior authorization of the Company’s Board, the Audit Committee has appointed the firm of Ernst & Young LLP to serve as the independent public accountants to audit the financial statements of the Company for the year ended December 31, 2007.  Accordingly, a resolution will be presented at the Annual Meeting to ratify the appointment of Ernst & Young LLP.  If the stockholders fail to ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider such appointment.  Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.  One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

STOCK OWNERSHIP INFORMATION

The following table sets forth as of the Record Date certain information with respect to the beneficial ownership of the Company’s Common Stock of (i) the Named Executive Officers, as defined herein, (ii) each director or nominee for director of the Company, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock.  The Company has no shares of Preferred Stock outstanding.

Shares of Common Stock Beneficially Owned (1)

Directors and Executive Officers	Amount and Nature of Beneficial Ownership		Percent of Class
William B. Yarmuth 9510 Ormsby Station Road, Suite 300 Louisville, KY 40223	598,294	(2)	11.0%

C. Steven Guenthner	176,570	(3)	3.2%

Steven B. Bing	680		*

Donald G. McClinton	94,182	(4)	1.7%

Tyree G. Wilburn	51,000	(5)	0.9%

Jonathan D. Goldberg	81,970	(6)	1.5%

W. Earl Reed, III	144,554	(7)	2.6%

Henry M. Altman, Jr.	15,000	(8)	*

Patrick T. Lyles	76,712	(9)	1.4%

Anne T. Liechty	23,205		0.4%

David Pruitt	0		*

Directors and Named Executive Officers as a Group (12 persons)	1,189,831	(10)	25.1%

Other Five Percent Beneficial Owners

Banque Carnegie Luxembourg S.A. Carnegie Fund Management Company, S.A. Centre Europe 5, Place de la Gare L—1616 Luxembourg Grand-Duchy of Luxemborg	441,540	(11)	8.2%

Yarmuth Family Limited Partnership 9510 Ormsby Station Road, Suite 300 Louisville, KY 40223	262,232	(12)	5.8%

David T. Russell 1414 Greenfield Avenue, Apt. 302 Los Angeles, CA 90025	355,244		6.6%

Healthinvest Partners AB Arsenalsgatan 4 SE-111 47 Stockholm Sweden	410,552	(13)	7.6%

*              Represents less than 1% of class.

(1)                                  Based upon information furnished to the Company by the named persons, and information contained in filings with the Securities and Exchange Commission (the “Commission”). Under the rules of the Commission, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days, and such shares are deemed to be outstanding for the purpose of computing the percentage beneficially owned by such person or group. Unless otherwise indicated, the named person has the sole voting and investment power with respect to the number of shares of Common Stock set forth opposite such person’s name.

(2)                                  Includes  5,924 shares as to which Mr. Yarmuth shares voting and investment  power  pursuant to a family trust.

(3)                                  Includes 33,014 shares subject to currently exercisable options.

(4)                                  Includes  12,000  shares  subject to currently  exercisable  options and 29,182  phantom  shares within the Non-Employee Directors Deferred Compensation Plan.

(5)           Includes 16,000 shares subject to currently exercisable options.

(6)                                  Includes 45,970 phantom shares within the Non-Employee Directors Deferred Compensation Plan.

(7)                                  Includes  32,000  shares  subject to currently  exercisable  options and 12,554  phantom  shares within the Non-Employee Directors Deferred Compensation Plan.

(8)           Includes 15,000 shares subject to currently exercisable options.

(9)           Includes 20,000 shares subject to currently exercisable options.

(10)                            Includes currently exercisable options held by all directors and executive officers as a group to purchase 363,000 shares of Common Stock and 56,164 phantom shares held by Non-Employee Directors within the Non-Employee Directors Deferred Compensation Plan.

(11)                            Based upon a Schedule 13G filed with the Commission as of December 31, 2006, Banque Carnegie Luxembourg, S.A., Carnegie Fund Management Company, S.A., Carnegie Investment Bank, AB and D. Carnegie & Co. AB have shared voting and/or dispositive power with respect to 220,770 shares of Common Stock.

(12)         Robert N. Yarmuth is the general partner and is the brother of William B. Yarmuth.

(13)                            Based on a Schedule 13G/A filed with the Commission as of December 31, 2006, Healthinvest Partners AB and HealthInvest Global Long/Short Fund have shared voting and/or dispositive power with respect to 205,276 shares of Common Stock.

EXECUTIVE COMPENSATION

The following Summary  Compensation Table shows the compensation  earned for the time period served as an executive  officer  during the last fiscal year by: (1) the President and Chief Executive Officer,  (2) the Chief Financial Officer, and (3) each of the  three  other  highest  compensated  executive  officers  of the Company  serving at  December  31,  2006 (collectively,  the  “Named  Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
William B. Yarmuth Chairman of the Board, President & CEO	2006	375,481	0	0	390,000	938	766,419

C. Steven Guenthner Sr. Vice President, Secretary/Treasurer & CFO	2006	219,421	0	0	170,000	0	389,421

Patrick T. Lyles Sr. Vice President	2006	195,412	0	0	138,000	0	333,412

Anne T. Liechty Sr. Vice President- Visiting Nurse Operations	2006	156,379	0	0	150,000	1,016	307,395

David Pruitt Vice President In-Home Programs	2006	119,890	0	0	9,017	0	128,907

The following table provides information about equity and non-equity (MIP) awards granted to the Named Executive Officers in 2006.

Grants of Plan-Based Awards

Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All other options awards; No. of	All other options awards: No. of securities	Exercise or Base Price of Option	Full grant dat fair
Name	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	shares or units (#)	underlying Options (#)	Awards ($)	value of awards
William B. Yarmuth	122,031	244,063	366,094

C. Steven Guenthner	54,855	109,711	164,566

Patrick T. Lyles	43,968	87,935	131,903

Anne T. Liechty	62,552	125,103	187,655

David Pruitt	23,978	47,956	71,934

(1)                                     These amounts reflect the possible payouts for 2006 performance under the Company’s annual cash incentive plan as described in the “Compensation Discussion and Analysis.”  Actual awards of 2006 performance has been disclosed in the “Summary Compensation Table” under the column “Non-Equity Incentive plan Compensation.”

The following table provides information on the stock option holdings as of December 31, 2006 for the Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards							Stock Awards
									Equity Incentive Plans Awards:
Name	No. of Securities Underlying Unexercised Options (#) Exercisable		No. of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: No. of Securities Underlying Unearned Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)	Market Value of Shares or Units of Stock that have Not Vested ($)	Number of Unearned Shares, Units or Other Rights that have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested ($)

William B. Yarmuth	182,516	(1)		1.10	3/4/09
	200,000	(2)		2.13	2/3/11

C. Steven Guenthner	7,648	(1)		1.10	3/4/09
	6,986	(1)		2.13	2/3/11
	33,014	(2)		2.13	2/3/11

Patrick T. Lyles	33,896	(1)		1.32	11/19/07
	20,000	(2)		2.13	2/3/11

Anne T. Liechty	0

David Pruitt	0

(1)                                     Options granted pursuant to the Company’s 1991 Plan. These options were exercised after December 31, 2006 and before the January 2007 effective date of the 2-for-1 stock split. Information is presented as if the options had been adjusted for the 2-for-1 stock split.

(2)                                     Options granted pursuant to the Company’s 2000 Plan. On the effective date of the January 2007 2-for-1 stock split the number of shares were multiplied by two and the exercise price was divided by two.  Information is presented as adjusted for the 2-for-1 stock split.

The following table provides information on the stock options exercised by the Named Executive Officers in 2006.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

William B. Yarmuth	17,484	363,951	0	0
C. Steven Guenthner	32,352	673,447	0	0
Patrick T. Lyles	36,104	750,215	0	0
Anne T. Liechty	35,000	357,419	0	0
David Pruitt	0	0	0	0

Employment Agreement and Change of Control Agreement

The Company has a year-to-year employment agreement with William B. Yarmuth, its Chairman of the Board,  President and Chief Executive Officer. The agreement had an initial term of two years and provides that it will  automatically be renewed for successive  one-year terms.  Either the Company or Mr. Yarmuth may terminate the agreement as of the last day of any renewal term by giving at least 60 days’ prior written notice of termination. In addition, the Company may by decision of the Board of Directors  terminate the agreement at any time by written notice to Mr.  Yarmuth.  Mr. Yarmuth is entitled to certain  payments upon  termination of employment with the Company.  If Mr.  Yarmuth’s  employment  is  terminated under  either provision stated above, he would be entitled to a payment equal to two times the base salary earned by him during the preceding twelve months, payable within 30 days following termination. As of December 31, 2006, this amount would have been $750,962.  If Mr. Yarmuth’s employment is terminated by reason of his death or disability, he would be entitled to an amount equal to the excess of (i) 200% of his base  salary over (ii) the present  value of the disability  payments to be received by him under any disability insurance policy maintained and paid for by the  Corporation,  if any, during the first two years in which such payments are to be received This amount is payable  within 90 days following the date of his death or  disability.

Following a “change of control,” as defined in the employment agreement,  if Mr. Yarmuth’s  employment  with the Company is terminated for any reason  (including cause, as defined) other than death or disability,  he would be entitled to 290% of the base salary and bonus  payments  paid to him during the one-year period immediately  preceding  termination.  This payment would be in a lump sum on the date of  termination.  As of December 31, 2006, this  amount  would have been $1,886,395.  For purposes of the agreement, a “change of control”  includes (i)any person’s  acquisition of 50% or more of the Company’s common stock, (ii) 75%

or more of the Company’s directors being replaced, unless the current directors approved  of the  replacements,  and (iii) stockholder approval of a merger or consolidation  of the Company or its complete  liquidation.  If any of the above payments would be subject to excise taxes, then Mr. Yarmuth would be entitled to receive a payment for the purpose of assuring that he receive all compensation to which the excise tax applies absolutely net of the excise tax.

The agreement includes a covenant not to compete that prohibits Mr. Yarmuth from  competing  with  the Company  within  any county of any state in which the Company was at the time of termination   conducting  business or had a bona fide plan to begin conducting business.

No other Named Executive Officer has termination or change in control arrangements.

Directors’ Compensation

The following table summarizes compensation paid to non-employee directors for 2006. Mr. Yarmuth is the only employee director and he does not receive any additional compensation for his service on the board of directors.

Director Compensation Table

Name	Fee Earned Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
William B. Yarmuth	0	0	0	0	0
Steven B. Bing	8,000	0	0	0	8,000
Donald G. McClinton	0	0	0	11,064	11,064
Tyree G. Wilburn	20,000	0	0	0	0
Jonathan D. Goldberg	0	0	0	22,124	22,124
W. Earl Reed, III	18,000	0	0	0	18,000
Henry M. Altman, Jr.	10,000	0	0	0	10,000

During 2006, Directors who were not also employees of the Company were entitled to compensation at a rate of $2,000 for each Board meeting attended, $500 for each independently scheduled committee meeting attended, other than the Audit Committee, and $2,000 for each independently scheduled Audit Committee meeting attended. In addition, non-employee directors are eligible to receive stock options under the Almost Family, Inc. 2000 Stock Option Plan. During 2006, all directors attended at least 75% of all board and committee meeting meetings.

The Company has a Non-Employee Directors Deferred Compensation Plan which allows Directors to elect to receive fees for Board services in the form of shares of the Company’s common stock. The Plan authorized 200,000 shares for such use. As of December 31, 2006, 113,681 shares have been allocated in deferred accounts, 8,622 have been issued to previous Directors and 77,697 remain available for future allocation. Allocated shares are to be issued to Directors when they cease to be Directors or upon a change in control. Directors’ fees are expensed as incurred whether paid in cash or deferred into the Plan. Amounts shown in the column “All Other Compensation” above represent 2006 fees deferred into the Non-Employee Directors Deferred Compensation Plan by the respective directors.

In February 2007, the Company implemented the recommendations of Mercer regarding compensation of non-employee directors. As a result, the Company has targeted cash compensation between the 25th and 50th percentile of the peer group. For 2007, Directors will be compensated according to the following table:

Annual Retainer	$15,000

Chairman of audit committee additional retainer	$7,500

Chairman of compensation committee additional retainer	$5,000

Meeting fee per board meeting attended	$1,500

Meeting fee per committee meeting attended	$1,000

The Company also reimburses directors for the reasonable expenses they incur to attend board of directors, board committee and shareholder meetings. In addition, in 2007, the board approved an annual grant of options to purchase 4,500 shares of common stock to each non-employee director, which have an exercise price equal to fair market value (as defined below) on date of grant. The option shall be exercisable with respect to 25% of the shares on the first anniversary of the grant date, and with respect to an additional 25% on each subsequent anniversary of the grant date until the option is fully vested on the fourth anniversary of the grant date. The 2007 grant to each of the six non-employee directors was made on February 12, 2007. The options have an exercise price of $19.40, which was the last reported trade (fair market value) of our stock on the date of grant. During 2006, no options were granted to any directors.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Company’s executive compensation program is designed to (1) motivate and retain executive officers, (2) award the achievement of short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance and (4) align executive officers’ interests with those of the Company’s shareholders. The primary elements of the Company’s compensation program are base salary, annual cash incentive awards and equity-based compensation. The Company believes that each element supports one or more of the objectives of the Company’s compensation program and provides sufficient flexibility to the Compensation Committee (the “Committee”) to structure future awards to address new issues and challenges facing the Company. The Company’s executive compensation program attempts to target total direct compensation for the Named Executive Officers (as defined herein) between the 50th and 75th percentiles of the healthcare industry, depending upon the individual performance of the Named Executive Officer, his level of responsibility, and the performance of the Company. The Company believes that this range of compensation allows it to attract and retain qualified and experienced healthcare executives.

Performance Measures

The primary elements of the Company’s executive compensation program are designed to promote the achievement of financial operating goals established by the Committee and to increase shareholder value. The Company uses a cash incentive plan providing annual short-term incentives for achievement of goals. These plans provide certain of the Named Executive Officers with the opportunity to earn cash awards for achieving financial operating goals primarily related to targeted levels of earnings per share. The Company believes that this measure is generally used by investors to value the Company’s Common Stock.

The equity-based component of the Company’s executive compensation program is designed to incentivize the Named Executive Officers to increase the value of the Company’s Common Stock. As such, equity-based compensation directly links the total direct compensation of the Named Executive Officers to increases in stock price appreciation and shareholder value.

The Executive Compensation Process

The Committee is comprised of five directors, each of whom is independent as defined under the NASDAQ listing standards and qualifies as an outside director within the meaning of Section 162(m) of the Code and a non-employee director within the meaning of Rule 16b-3 under the Exchange Act. The Committee meets periodically to review and oversee the Company’s executive compensation program. The Committee makes all compensation decisions regarding the top three Named Executive Officers but has typically delegated to the CEO, subject to the Committee’s review, compensation decisions regarding the remaining Named Executive Officers. On an annual basis, the Committee reviews base salaries and incentive compensation targets for the Named Executive Officers, for the upcoming fiscal year. At this time, the Committee also determines whether performance targets under each of the cash incentive plans were achieved for the prior fiscal year.

During 2006, the Company engaged Mercer Human Resources Consulting (“Mercer”), a global human resources consulting firm, to assist management and the Committee in evaluating the Company’s executive compensation program. Mercer assisted the Company by reviewing the Company’s executive compensation strategy and providing compensation benchmarks to the Committee for each Named Executive Officer, including comparisons of base salary, cash incentives and equity-based compensation. Mercer also provided the Committee with other relevant market data and alternatives to consider when making compensation decisions for the Named Executive Officers. The Company from time to time uses Mercer for various other employee benefit matters.

The 2006 base salaries for the Named Executive Officers were increased in February 2006. The 2006 performance targets under the Company’s short-term cash incentive plan were established in February 2006. As discussed below, the awards under these plans are formulaic, based upon the achievement of financial operating goals established by the Committee.

Nevertheless, the Committee retains the discretion to increase or decrease cash incentive awards for unforeseen events or circumstances, including restatements to the Company’s financial statements.

The Committee made no grants of equity-based awards to the Named Executive Officers from 2002 through 2006 although the Committee did make grants of equity-based awards in 2007. The Committee may grant equity-based awards on a periodic basis, particularly in connection with promotions, exceptional performance or changes in a Named Executive Officer’s level of responsibility. The Committee currently plans to consider whether additional grants are appropriate on an annual basis in conjunction with its review and approval of annual salaries, short-term cash incentives and financial operating goals.

During 2006, the Committee compared each element of compensation for the Named Executive Officers against a peer group of companies in the healthcare industry. For 2006, the Company used the following companies for compensation benchmarking purposes: 1) its publicly reported industry peer group: Amedisys, Inc., Gentiva Health Services, Inc., National Home Health Care, and LHC Group Inc., and 2) a health care industry survey group compiled by Mercer so that market conditions can also be appropriately considered. These peer groups may be periodically reviewed and updated by the Committee based upon recommendations from Mercer. The Committee believes these peer companies compete for executives with similar talents and expertise to those of the Named Executive Officers.

From December 2006 through February 2007, the Committee conducted its annual executive compensation review process. During this time, the Committee reviewed and established base salaries for the top three Named Executive Officers for 2007. Messrs. Yarmuth, Guenthner, Lyles and Pruitt each received a base salary increase of 4% for a standard cost of living increase effective March 1, 2007. Ms. Liechty received a higher base salary increase of 9% in recognition of her performance during 2006. In February 2007, the Committee determined which performance targets were achieved in 2006 by the Named Executive Officers under the annual cash incentive plan. In addition, in February 2007, the Committee considered and approved an award of stock options to the Named Executive Officers. These shares will vest in four equal annual installments beginning on the first anniversary of the date of grant.

Components of Executive Compensation

The Company’s executive compensation program uses the following elements to structure the total direct compensation for the Named Executive Officers:

•	base salary;
•	annual cash incentives; and
•	equity-based incentive compensation.

The Company believes that the combination of these elements enables the Committee to award competitive total direct compensation between the 50th and 75th percentiles in the healthcare industry.

The Committee does not have a pre-established policy for the allocation between fixed compensation, such as base salary, and variable or “at risk” compensation, such as short-term cash incentives and equity. However, the Committee places a significant portion of total direct compensation for the Named Executive Officers at risk. At risk compensation under the Company’s cash incentive plans incentivizes the Named Executive Officers to reach or exceed desired financial operating goals. Moreover, at risk compensation under the Company’s equity incentive plans incentivizes the Named Executive Officers since the full benefit of equity-based compensation cannot be realized unless the Named Executive Officers are able to grow the value of the Common Stock over several years.

The Committee generally structures base salaries to be within the range of the 50th percentile to the 75th percentile of the healthcare industry. The Company’s annual short-term plan provides certain of the Named Executive Officers with the ability to achieve significant additional cash compensation, typically above the median level of the peer group for such awards. The Named Executive Officers have been awarded equity-based compensation below the median level of the peer group.

Base Salary

Base salaries are provided to the Named Executive Officers to compensate them for their services performed during the year. The base salary for each Named Executive Officer is determined annually by the Committee following a review of each individual executive officer’s performance, changes in executive officer responsibility, relevant comparable industry data, an assessment of overall Company performance, and general market salary increases for all employees. As noted above, the Committee generally structures base salaries to be in the range of the 50th to 75th percentile of its peer group. Salary adjustments also may be considered in connection with promotions or other changes in job responsibility.

As part of its 2006 analysis, the Committee considers salary comparisons prepared by Mercer to determine if base salaries for the Named Executive Officers are competitive with similarly situated executives in the peer group and the healthcare industry generally. The Chief Executive Officer also makes recommendations on base salaries for the other Named Executive Officers.

For 2006, the base salaries of the Named Executive Officers were increased from the prior year by the following percentages: Mr. Yarmuth— 58%; Mr. Guenthner —27%; Mr. Lyles— 40%; Ms. Liechty— 3%; and Mr. Pruitt— 3%. The increases provided to Messrs. Yarmuth, Guenthner and Lyles were primarily based on their 2005 performance and the Committee’s desire to move their base salary closer to the 75th percentile of the peer group. Prior to this increase, Mr. Yarmuth’s base salary had been $250,000 in each of the preceding five years. The increases for Ms. Liechty and Mr. Pruitt were based on standard cost of living adjustment.

While certain aspects of performance of the Named Executive Officers can be measured in financial operating metrics, the Committee also evaluates the Named Executive Officers in other performance areas that are more subjective. These areas include the success of the Named Executive Officer in developing and executing the Company’s strategic objectives, capitalizing on growth opportunities, addressing significant challenges affecting the Company, developing key employees and exercising leadership.

Cash Incentives

Under the Company’s executive compensation program, a significant portion of total cash compensation for the Named Executive Officers is subject to the attainment of measurable financial operating goals. This approach creates a direct incentive for the Named Executive Officers to achieve pre-established performance objectives and places a significant percentage of each Named Executive Officer’s total direct compensation at risk.

The Company maintains an annual cash incentive plan under which the Committee establishes annual financial operating goals for the Company’s key employees, including the Named Executive Officers. For 2006, the financial objectives for the participating Named Executive Officers were based upon achieving targeted levels of earnings per share. Annual cash bonuses under the annual cash incentive plan are based upon a percentage of the participating Named Executive Officer’s base salary. No awards are granted under the annual cash incentive plan until certain minimum levels of performance are achieved. The minimum awards available for 2006 for the participating Named Executive Officers varied based on the position ranging from 20% to 33% of their respective base salaries. Target awards for the participating Named Executive Officers under the annual cash incentive plan for 2006 varied based on the position ranging from 40% to 65% of their respective base salaries. The annual cash incentive plan also provides additional compensation above the target award level for performance exceeding the target goals. The maximum awards available for 2006 for the participating Named Executive Officers varied based on the position ranging from 60% to 98% of their respective base salaries.

Based upon the financial operating goals achieved in 2006, the Committee made annual cash awards to the following Named Executive Officers equal to the following percentages of their base salaries under the annual cash incentive plan: Mr. Yarmuth— 98%; Mr. Guenthner— 75%; Mr. Lyles— 68%; Ms. Liechty— 98%, and Mr. Pruitt— 8%.

Equity-Based Compensation

Although no awards were made in 2006, the Committee granted equity-based awards in 2007 and plans to use equity-based compensation as a key component of its overall executive compensation strategy in the future. Such awards provide a direct and long-term link between the results achieved for the Company’s shareholders and the total direct compensation provided to the Named Executive Officers. Stock-based compensation is designed to retain the Named Executive Officers through time-based vesting conditions and to motivate them to enhance the value of the Common Stock by aligning the financial interests of the Named Executive Officers with those of the Company’s shareholders. Equity-based compensation also provides an effective incentive for management to create shareholder value over several years since the full benefit of this element of compensation is primarily realized as a result of the appreciation in the price of the Common Stock.

The Company does not currently have a security ownership policy for its Named Executive Officers or its Directors. The Committee generally does not take into consideration equity awards granted in previous years when evaluating awards for the current year.

Stock options are awarded at the closing price of the Company’s Common Stock on the NASDAQ on the date of grant. The Committee does not grant options with an exercise price that is less than the closing price of the Common Stock on the NASDAQ on the grant date (fair market value) and it does not grant stock options that are priced on a date other than the grant date.

The amount of equity awarded to the Named Executive Officers is based upon a number of factors. First, the Committee considers an overall assessment of the Company’s performance and the equity granting practices of other companies in the healthcare industry and its peer group. In addition, the Committee considers information prepared by Mercer with respect to the equity awards and considers the relative costs. Based on this assessment, the Committee then establishes an aggregate pool of potential equity awards for all participants in the equity-based incentive plan, including the Named Executive Officers.

The Committee considers the overall performance of the Named Executive Officer and his or her actual and potential contribution to the Company’s growth and long-term performance in determining individual awards. In addition, the Committee considers benchmarks from the peer group in evaluating potential awards to the Named Executive Officers. The Chief Executive Officer also provides an assessment of the overall level of performance for the other Named Executive Officers. The assessment of actual and potential contribution is based upon the Committee’s subjective evaluation of each Named Executive Officer. Based on these assessments, the Committee determines the actual award for each Named Executive Officer.

Section 401(k) Plan and Other Perquisites and Benefits

The Company maintains a Section 401(k) plan (the “401(k) Plan”) that is a tax-qualified defined contribution retirement savings plan under which all eligible employees may contribute up to the limit prescribed by the IRS, on a pre-tax basis. The Named Executive Officers are eligible to contribute on a pre-tax basis at a discretionary level, which varies annually based upon results of the Plan’s prior year non-discrimination testing. After one year of service, the Company matches 25% of the first 5% of pay that a participant contributes to the 401(k) Plan and may also provide additional profit sharing contributions based upon the Company’s achievement of financial goals established by the Committee. All employee contributions to the 401(k) Plan are fully vested upon contribution and the Company’s matching contribution vests in full immediately once the employee has three years of service. Contributions to the 401(k) Plan by the Named Executive Officers are usually limited by IRS rules.

Employment and Other Agreements

The Company has a year-to-year employment agreement with William B. Yarmuth, its Chairman of the Board, President and Chief Executive Officer. The agreement includes a covenant not to compete for a period of two years following Mr. Yarmuth’s termination as an employee of the Company and potential termination payments to Mr. Yarmuth of two times his then current annual salary. The Company has no other employment agreements.

Executive Compensation Tax Deductibility

Section 162(m) of the Code generally provides that the compensation paid by publicly held corporations to the chief executive officer and the three most highly paid senior executive officers (other than the chief executive officer and chief financial officer) in excess of $1,000,000 per executive will be deductible by the Company only if paid pursuant to qualifying performance-based compensation plans approved by shareholders of the Company. Compensation as defined by the Code includes, among other things, base salary, incentive compensation and gains on stock options and restricted Common Stock. Although the Company currently attempts to structure all incentive compensation to be deductible for federal income tax purposes, the Company’s primary policy is to maximize the effectiveness of the Company’s executive compensation program. In that regard, the Committee intends to remain flexible to take actions which are deemed to be in the best interests of the Company and its shareholders. Such actions have not always qualified for tax deductibility under the Code and may not do so in the future.

Beginning on January 1, 2006, the Company began accounting for equity-based incentive compensation in accordance with the requirements of Statement of Financial Accounting Standards No. 123 (revised 2004) (“SFAS 123R”).

COMPENSATION COMMITTEE REPORT

The  Compensation  Committee  of the Board is composed  entirely of independent directors  satisfying  the  requirements  of the NASDAQ listing standards. The Committee  is composed of Messrs.  Goldberg (Chairman),  Bing,  McClinton,  Reed, and  Wilburn. The Compensation  Committee is responsible for establishing and  administering the policies and programs that govern both annual cash compensation and stock-based incentive compensation plans for the executive officers of the Company.

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section with management. Based upon the foregoing review and discussion with management, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be included in this proxy statement.

All members of the Compensation Committee of the Company listed below submit the foregoing report.

Compensation Committee:	Jonathan D. Goldberg, Chairman
Steven B. Bing
Donald G. McClinton
W. Earl Reed, III
Tyree G. Wilburn

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board is comprised of Messrs. Bing, Goldberg, McClinton, Reed and Wilburn, each a non-employee director of the Company. None of our executive officers serve on the Compensation Committee or board of directors of any other company of which any members of our Compensation Committee or any of our directors is an executive officer.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is composed of three directors, all of whom meet the current Nasdaq Marketplace Rules test for independence.  The Committee acts under a written charter adopted by the Board.  The Audit Committee has prepared the following report on its activities with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2006 (the “Audited Financial Statements”).

•                  The Audit Committee reviewed and discussed the Company’s Audited Financial Statements with management;

•                  The Audit Committee discussed with Ernst & Young LLP, the Company’s independent auditors for fiscal 2006, the matters required to be discussed by Statements on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380);

•                  The Audit Committee received from the independent auditors the written disclosures regarding auditor independence and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with Ernst & Young LLP its independence from the Company and its management, and considered whether Ernst & Young LLP’s provision of non-audit services to the Company was compatible with the auditor’s independence; and

•                  Based on the review and discussion referred to above, and in reliance thereon, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the U.S. Securities and Exchange Commission.

All members of the Audit Committee concur in this report.

Audit Committee:	Jonathan D. Goldberg
W. Earl Reed, III
Tyree G. Wilburn

Fees Paid to the Independent Auditors

Audit Fees

Ernst & Young LLP charged to the Company an aggregate amount of $189,000 and $216,000 for professional services rendered for fiscal year 2006 and fiscal year 2005, respectively, for the audit of the Company’s annual financial statements, the reviews of the Company’s financial statements included in the Company’s reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Ernst & Young LLP charged to the Company an aggregate amount of $17,000 and $14,000 for assurance and related services rendered for fiscal year 2006 and fiscal year 2005, respectively, that are primarily related to the audit of the Company’s 401(k) employee benefit plan.

Tax Fees

Ernst & Young LLP charged to the Company an aggregate amount of $178,000 and $67,000 for professional services rendered for fiscal year 2006 and fiscal year 2005, respectively, for tax compliance, tax advice, and tax planning.

All Other Fees

There were no other services or fees provided by Ernst & Young LLP in 2006 and 2005.

Pre-Approval Policies and Procedures

During fiscal year 2006, the Audit Committee approved all audit, audit-related and non-audit services provided to the Company by Ernst & Young LLP before management engaged the auditor for those purposes. The Audit Committee’s current practice is to consider for pre-approval all audit, audit-related, tax and non-audit services proposed to be provided by our independent auditors for the fiscal year.

STOCKHOLDER PROPOSALS

Under Rule 14a-8 promulgated under the Exchange Act, stockholders may present proposals to be included in the Company proxy statement for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner.  Any such proposal must comply with Rule 14a-8.

The Company’s by-laws, copies of which are available from the Company’s Secretary, require stockholders who intend to propose business for consideration by stockholders at an annual meeting, other than stockholder proposals that are included in the proxy statement, to give written notice to the President or Secretary of the Company not less than thirty days before the annual meeting.  This notice must include a brief description of the business desired to be brought before the annual meeting, the name and address, as they appear on the Company’s books, of the stockholder proposing such business and any other stockholders known to support such business, the class and number of shares of the Company which are beneficially owned by such stockholder on the date of such stockholder’s notice and by any other stockholders known by such stockholder to support such business on the date of such notice and any material interest the stockholder has in such business.  Similar requirements are set forth in the Company’s by-laws with respect to stockholders desiring to nominate candidates for election as director.  See “Policy Regarding Consideration of Candidates for Director” in this proxy statement for more information.  If a stockholder submitting a matter to be raised at the Company’s next annual meeting desires that such matter be included in the Company’s proxy statement, such matter must be submitted to the Company no later than February 26, 2007.

SEC rules set forth standards for what stockholder proposals the Company is required to include in a proxy statement for an annual meeting.

STOCKHOLDERS’ COMMUNICATIONS WITH THE BOARD

Stockholders that want to communicate in writing with the Board, or specified directors individually, may send proposed communications to the Company’s Secretary, C. Steven Guenthner, Almost Family, Inc., 9510 Ormsby Station Road, Suite 300, Louisville, Kentucky 40223.  The proposed communication will be reviewed by the Audit Committee and legal counsel.  If the communication is appropriate and serves to advance or improve the Company or its performance, contains no objectionable material or language, is not unreasonable in length, is directly applicable to the business of the Company, it is expected that the communication will receive favorable consideration for presentation to the Board or appropriate director(s).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section  16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of stock ownership and reports of changes in stock ownership and to provide the Company with copies of all such filed forms.  Section 16(a) of the Securities Exchange Act of 1934 provides that any profit realized by an insider form any purchase and sale, or sale and purchase, of the Company’s equity securities within less than six months must be disgorged to the Company.  Based solely on its review of such copies or written representations from reporting persons, the Company believes that all Section 16(a) reports were filed on a timely basis during fiscal 2006.

FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed on March 30, 2007, and as amended on April 30, 2007, accompanies this proxy statement.  The Company’s Annual Report does not form any part of the material for solicitation of proxies.

Any stockholder who wishes to obtain a copy of the Company’s Annual Report on From 10-K for fiscal 2006, as amended, which includes financial statements and financial statement schedules, and is required to be filed with the Securities and Exchange Commission, may send a written request to C. Steven Guenthner, Almost Family, Inc., 9510 Ormsby Station Road, Suite 300, Louisville, Kentucky 40223.  The Company charges $0.25 per page for exhibits to cover the Company’s costs in furnishing such copies.

OTHER BUSINESS

The Board is not aware of any other matters to be presented at the Annual Meeting other than those set forth herein and routine matters incident to the conduct of the meeting.  If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy, or their substitutes, intend to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

C. Steven Guenthner

Secretary

Louisville, Kentucky

June 25, 2007

APPENDIX A

ALMOST FAMILY, INC.

2007  STOCK AND INCENTIVE COMPENSATION PLAN

Almost Family, Inc. (the “Company”) hereby establishes a stock and incentive compensation  plan for the benefit of the employees, directors and independent contractors of the Company and of its subsidiaries.

Section 1 —  PURPOSE

The Company adopts this compensation program to, among other things, (a) increase the profitability and growth of the Company; (b) provide competitive compensation to employees; (c) attract and retain exceptional personnel and encourage excellence in the performance of individual responsibilities; and (d) motivate key employees and directors to contribute to the Company’s success.

Section 2 —  DEFINITIONS

For purposes of the Plan, the following terms shall have the meanings below unless the context clearly indicates otherwise:

2.1           “Award” means an Incentive Stock Option, a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Share Award, a Restricted Stock Unit (the foregoing collectively referred to herein as the “Stock Awards”) or a Cash Performance Award granted under the Plan.

2.2           “Award Agreement” means a certificate of grant or, if there are promises required of the recipient of an Award, a written agreement, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

2.3           “Board” means the Board of Directors of the Company.

2.4           “Cash Performance Award” means an Award granted pursuant to Section 12 under which, upon the satisfaction of predetermined performance measures, cash is paid to the Participant.

2.5           “Change of Control” means (i) an event or series of events which have the effect of any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, other than any trustee or other fiduciary holding securities of the Company under any employee benefit plan of the Company, becoming the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding stock other than by an employee benefit plan sponsored  by the Company or by a person who owns such a percentage at the

Effective Date;  (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of the Company approve a definitive agreement to enter into a merger, consolidation, share exchange or other transaction with or into another company (other than a transaction that would result in the voting securities of the Company outstanding immediately prior to such transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such transaction) or to sell or otherwise transfer all or substantially all of the Company’s assets or to adopt a plan of liquidation.  A Change of Control shall also be deemed to occur if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change of Control, or (ii) the Board adopts a resolution to the effect that a Change of Control for purposes of this Plan has occurred.  Provided, however, that the Committee may provide in an Award Agreement that it believes may constitute “deferred compensation” pursuant to Code Section 409A, that “Change of Control” will have the meaning given in guidance from the Internal Revenue Service construing that term for purposes of allowable triggers for payment of deferred compensation, and such definition shall apply in all events with respect to Cash Awards.  See Section 3.4 for how a Change of Control affects Awards, if not specifically provided otherwise in an Award Agreement.

2.6           “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

2.7           “Committee” means, with respect to interpretation and administration of the Plan and for determining the terms of Awards to Employees,  the Compensation Committee of the Board or such other committee appointed by the Board which shall consist of two or more members of the Board, each of whom is both and an “outside director” and a “non-employee director.”  Provided, however, that, the amount and terms of Awards to Directors shall be determined by the entire Board.  For purposes of this Section, (A) “outside director” means a Director of the Company who either (i) (a) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Code Section 162(m)), (b) is not a former employee of the Company or an “affiliated corporation” who still receives compensation for prior services (other than benefits under a tax-qualified retirement plan), or was not an employee during any prior period within the time defined under Exchange Act rules or the rules of any stock exchange on which the Stock is then traded, (c) was not an officer of the Company or an “affiliated corporation” at any time, and  (d) does not currently receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Code Section 162(m); and (B) “non-employee director” means a Director of the Company who (i) is not a current employee or officer of the Company or its parent or a subsidiary, (ii) does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation

S-K”)), (iii) does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and (iv) is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K.  The number of Committee members shall be determined by the Board.  The Board shall add or remove members from the Committee as the Board sees fit, and vacancies shall be filled by the Board.

2.8           “Company” shall mean Almost Family, Inc. and its successors.

2.9           “Director” means a voting member of the Board excluding any person who serves solely in an advisory capacity or as a director emeritus.

2.10         “Disability” means (i) with respect to Incentive Stock Options, permanent disability within the meaning of Section 22(e)(3) of the Code; and (ii) with respect to all other types of Awards,  the inability of the Participant to perform the material duties of the Participant’s job with the Company, as determined in good faith by the Committee.

2.11                           “Effective Date” shall have the meaning set forth in Section 14.

2.12         “Employee” means an employee of the Company or a Subsidiary.

2.13         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.14         “Fair Market Value” means (a) if the Stock is listed on a national securities exchange, the closing price per share on a given date; (b) if the Stock is traded on an exchange or market in which prices are reported in terms of bid and asked prices, the average of the closing bid and asked prices for a share on a given date; and (c) if the Stock is not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.

2.15         “Full Value Award” means any Award under which a Participant may be issued shares of Stock without the Participant tendering consideration therefor in the form of Stock or cash at least equal to the Fair Market Value at the Grant Date of the Stock issuable upon exercise or maturity of the Award.

2.16         “Grant Date” means, with respect to an Award, the date as of which the Award is granted as stated in the Award Agreement, which shall not be earlier than the date on which the Committee approves the grant.  The grant of an Award must be communicated to the recipient of the Award promptly after the Grant Date.

2.17         “Incentive Stock Option” means an option to purchase Stock granted under Section 6 of the Plan that is designated by the Committee as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.18         “Named Executive” means any individual who has compensation which is required to be reported to shareholders under the Exchange Act, who is still employed at the end of the fiscal year, and whose compensation is subject to the deduction limits of Code Section 162(m) from time to time.

2.19         “Nonqualified Stock Option” means an option to purchase Stock granted under Section 6 of the Plan that is not intended to be an Incentive Stock Option.

2.20         “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.21         “Option Period” means the period from the Grant Date of an Option to the date the period for exercise of the Option expires as stated in the Award Agreement.

2.22         “Participant” means an Employee or Director or an independent contractor who provides substantial services to the Company or a Subsidiary, who has been granted an Award under the Plan.

2.23         “Performance Share Award” means an Award granted pursuant to Section 10 under which, upon the satisfaction of predetermined performance measures, shares of Stock  are transferred to the Participant.

2.24         “Plan” means this 2007 Stock and Incentive Compensation Plan.

2.25         “Restriction Period” means the period of time from the Grant Date of a Restricted Stock Award or Restricted Stock Unit to the date when the restrictions placed on the Stock or on payment of the Award in the Award Agreement lapse.

2.26         “Restricted Stock Award” or “Restricted Stock” means Stock which is granted under Section 9 of the Plan, subject to a Restriction Period and/or condition which, if not satisfied, may result in the complete or partial forfeiture of such Stock.

2.27         “Restricted Stock Unit” means an Award granted pursuant to Section 11 under which, upon the lapse of predetermined restrictions, shares of Stock or cash are issued to the Participant.

2.28         “Retirement” means a Participant’s Termination of Service with the Company or a Subsidiary after attaining age 65, or such earlier age as the Committee might specify from time to time in an Award Agreement..

2.29         “Stock” means the Company’s voting common stock of $0.10 par value per share, or such other securities into which the Stock may be converted, by merger or otherwise.

2.30         “Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Section 7 with respect to a share of Stock to receive upon exercise Stock or cash equal to the appreciation in value of a share of Stock.

2.31         “Subsidiary” means any corporation which at the time qualifies as a subsidiary of  the Company under the definition of “subsidiary corporation” in Section 424(f) of the Code.

2.32         “Termination of Service” shall be deemed to have occurred at the close of business on the last day on which an Employee is carried as an active employee on the records of the Company and all Subsidiaries.  With respect to a Director, it shall be deemed to occur on a Director’s cessation of service on the board of directors of both the Company and any Subsidiary.  The Committee shall define what shall constitute a Termination of Service for any independent contractor receiving Awards hereunder, based on the context of that contractor’s services, if and to the extent such termination affects rights or obligations under an Award Agreement.  The Committee shall determine (in accordance with guidance issued under Code Section 409A in the case of Awards that constitute “deferred compensation” within the meaning of that Code Section) whether or when a change in service or employment status, authorized leave of absence, or other absence on military or government service, constitutes severance of the employment relationship between the Company or a Subsidiary and the Employee in accordance with Section 14.4.  No termination shall be deemed to occur if (i) the Participant is a Director or independent contractor who becomes an Employee, or (ii) the Participant is an Employee who becomes (or remains after termination) a Director or independent contractor, except in the latter case Incentive Stock Options shall become Nonqualified Stock Options if not exercised within the time period following Termination of Service as provided for in Section 8.

Section 3 — STOCK SUBJECT TO THE PLAN

3.1           Available Stock.

(a)           Subject to adjustment as provided in Sections 3.2 and 3.3, the aggregate number of shares of Stock that may be issued pursuant to Awards under the Plan, shall be  500,000 shares of Stock.  The aggregate number of shares of Stock that may be issued hereunder shall not be decreased except pursuant to Section 3.2 or an amendment to this Plan.  When adopted by the Company’s shareholders, this Plan shall amend the Almost Family, Inc. Amended and Restated 2000 Stock Option Plan to immediately terminate the right to make additional grants under such plan.

(b)           The maximum number of shares of Stock that may be subject to all Awards (of any type) granted under the Plan during the any calendar year to any one Participant is 100,000.  If Cash Performance Awards are granted during a year that are intended to be performance-based compensation  to Named Executives, within the meaning Code Section 162(m) and Section 4.7 hereof, the total amount payable in cash from Cash Performance Awards granted to any one Participant in any year shall not exceed $1,000,000.

(c)           The maximum number of shares of Stock that may be subject to purchase pursuant to Incentive Stock Options granted under the Plan is 500,000.

(d)           The maximum number of shares of Stock that may be subject to issuance under Awards that are Full Value Awards shall be 200,000.

3.2           Changes in Capitalization.  In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the number of shares of Stock or the kind of shares or securities issueable upon exercise of an Option or payment of another Award, an appropriate and proportionate adjustment shall be made by the Committee in the number and kind of shares which may be delivered under the Plan, and in the number and kind or price of shares subject to outstanding Awards, so that no Award shall be diluted or increased; provided that the number of shares subject to any Award shall always be a whole number.  Any adjustment of an Incentive Stock Option under this Section shall be made in such a manner so as not to constitute a “modification” within the meaning of Section 424(h) of the Code and adjustments to other Awards shall be made in a manner consistent with that Section, as if it applied to non-Incentive Stock Options as well, so as not to trigger taxes under Code Section 409A.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award.

                3.3           Adjustments for Awards.  The Committee shall have sole discretion to determine the manner in which shares of Stock available for grant of Awards under the Plan are counted.  Without limiting the discretion of the Committee under this Section 3.3, unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of Stock available for grant of Stock Awards under the Plan:

(a)           The grant of Options, Restricted Stock, Restricted Stock Units, and Performance Share Awards shall reduce the number of shares of Stock available for grant of Awards under the Plan by the maximum number of shares of Stock subject to such an Award, and that number shall remain unavailable (even after exercise, maturity or lapse of that Award).

(b)           The grant of SARs shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon the exercise of SARs, the excess of the number of shares of Stock with respect to which the Award is exercised over the number of shares of Stock issued upon exercise of the Award shall again be available for grant of Awards under the Plan.

3.4           Effect of Change in Control and Other Transactions.

(a)           General Rule-Rights Accelerate if the Award will Terminate.   Except as provided otherwise in this section or in an Award Agreement at the time an Award is granted, notwithstanding anything to the contrary in this Plan:

(i)            if exercise of a Stock Award is required, then in the case of Change in Control events that arise from a merger, consolidation, share exchange or liquidation, each Award requiring exercise that is not exercised at the Change Effective Time shall lapse and all rights thereunder shall be forfeited immediately after the actual consummation (in the case of an agreement which will result in a Change in Control) or the happening of a Change in Control (the “Change Effective Time”), if the Participant holding such Stock Award has received written notice at least 15 days prior to the Change Effective Time that his right to exercise the Award in full has been accelerated and must be exercised before the Change Effective Time to prevent such forfeiture or lapse at the Change Effective Time, or

(ii)           alternatively to subsection (i) above, in the discretion of the Committee, a Participant may be entitled to receive, in lieu of the exercise of any Option or SAR, a cash payment in an amount equal to the difference between the exercise price of the Option or SAR upon the Change Effective Time equal to (A) in the case of a tender offer or cash exchange offer, the final offer price paid per share of Stock, multiplied by the number of shares of Stock covered by the Option or SAR, or (B) in the case of any other Change of Control, the aggregate Fair Market Value of the shares of Stock covered by the Option or SAR (as if fully vested), provided that this discretion shall not be allowed or exercisable if the Committee believes that cash payment would make an Option or SAR subject to and non-compliant with Code Section 409A as “deferred compensation.”

(iii)          if no exercise of a Stock Award is required (e.g. with respect to Restricted Stock or a Restricted Stock Unit or Performance Share), and subparagraph (b) hereof does not apply, the Award will be nonforfeitable in full immediately before the Change Effective Time.

(b)           Award Substitution Avoids Lapse and Acceleration of Vesting of Awards.  In the event outstanding Awards are to be replaced as of the Change Effective Time by comparable types of awards of substantially equivalent value, and such replacement meets the conditions of a modification that would be permitted under Code Section 424 with respect to an Incentive Stock Option (and similar principles for other Awards to avoid them becoming deferred compensation within the meaning of Code Section 409A), Section 3.4(a)’s terms, including acceleration of vesting or exercisability upon a Change in Control or at the Change Effective Time, shall not apply, provided, however, that, with respect to any Participant who incurs a Termination of Service within 12 months following the Change Effective Time, all Awards made prior to the Change of Control shall immediately become fully vested, nonforfeitable and exercisable in full.

Section 4 —  ADMINISTRATION

4.1           Committee Governance.   This Plan shall be administered by the Committee  The Committee shall select one of its members as the chairperson of the Committee and shall hold meetings at such times and places as it may determine.  The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board, may make such rules and regulations for the conduct of its business as it shall deem advisable.  Written action of the Committee may be taken by a majority of its members, and actions so taken shall be fully effective as if taken by a vote of a majority of the members at a meeting duly called and held.  A majority of Committee members shall constitute a quorum for purposes of meeting.  The act of a majority of the members present at any meeting for which there is a quorum shall be a valid act of the Committee.

4.2           Committee to Interpret Plan.  Subject to the provisions of the Plan, the Committee shall have the power to (i) construe and interpret the Plan; (ii) establish, amend or waive rules and regulations for its administration, within the limitations set forth herein; (iii) determine and accelerate the exercisability of any Award or the termination of any Restriction Period; (iv)

correct inconsistencies in the Plan or in any Award Agreement, or any other instrument relating to an Award; and (v) subject to the provisions of Section 13, to amend the terms and conditions of any Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.  Notwithstanding the foregoing, no action of the Committee may, without the consent of the person or persons entitled to exercise any outstanding Award, adversely affect the rights of such person or persons.  All constructions of this Plan shall be made in a manner the Committee believes consistent with Awards under the Plan not constituting “deferred compensation” within the meaning of Section 409A of the Code or to comply with that Code Section’s requirements, and with respect to Incentive Stock Options, consistent with the Code and Regulations governing the preservation of their tax treatment.

4.3           Liability; Indemnification.   No member of the Committee, nor any person to whom it has delegated authority, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee (or delegatee of the Committee) shall be fully indemnified and protected by the Company with respect to any liability he may incur with respect to any such action, interpretation or determination, to the maximum extent permitted by applicable law.

4.4           Selection of Participants.  The Committee shall have the exclusive authority to grant Awards from time to time to such Employees, Directors and independent contractors as may be selected by it in its sole discretion.  The grants shall not be deemed made, nor the Fair Market Value of the underlying shares of Stock of an Award (if necessary) determined, until (i) a Committee written action is unanimously signed, or (ii) a Committee resolution is duly adopted at a meeting called in conformance with the rules governing the Committee’s operation, and Award Agreements shall be promptly prepared and delivered to the Award recipient(s) after such grant of an Award.

4.5           Decisions Binding.   All determinations and decisions made by the Committee or the Board pursuant to the Plan, including factual determinations, shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its shareholders, Participants and their estates and assignees.

4.6           Award Agreements.  Each Award under the Plan shall be evidenced by an Award Agreement which shall be signed by the Chairman or Secretary of the Committee or by an officer of the Company authorized by the Committee, and shall contain such terms and conditions as may be approved by the Committee, which need not be the same in all cases.  Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee, provided that the terms of the Agreement as amended or supplemented, as well as the terms of the original Award Agreement, are not inconsistent with the provisions of the Plan.  An Employee, Director or independent contractor who receives an Award under the Plan shall not, with respect to the Award, be deemed to have become a Participant, or to have any rights with respect to the Award, unless and until the Award Agreement has been signed by the Chairman or Secretary of the Committee or by an officer of the Company authorized by the Committee and, if required by its terms, by the Employee, Director or independent contractor and delivered to the Committee or its designee, and the Employee, Director or independent contractor has otherwise complied with the applicable terms and conditions of the Award.  The

Committee may condition any Award upon the agreement by the Participant to such confidentiality, non-competition, and non-solicitation covenants as the Committee deems appropriate.

4.7           Administration of Performance-Based Compensation With Respect To Named Executives.

(a)           The per-share exercise price of an Option granted to a Named Executive shall, like all other Options hereunder, be no less than 100% of the Fair Market Value per share on the Grant Date and such Option shall thereby qualify as performance-based compensation under Section 162(m) of the Code.  With respect to other Awards granted to Named Executives, the Plan may (but need not) be administered so as to permit such Awards to qualify as performance-based compensation under Section 162(m) of the Code under (b) below.

(b)           If the Committee determines, at the time an Award other than an Option or SAR is granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Named Executive, the Committee may provide in the Award Agreement that the distribution of shares of Stock or cash under the Award shall be subject to the achievement of one or more objective performance goals established by, and the satisfaction of which is certified by, the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company:  (i) revenues; (ii) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, incentives service fees or extraordinary or special items; (iii) net income or net income per share (basic or diluted); (iv) earnings per share growth or growth as compared with a peer group of companies; (v) return on assets, return on investment, return on capital, or return on equity; (vi) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (vii) economic value created; (viii) one or more operating ratios specified with particularity by the Committee upon the Award; (ix) stock price, dividends or total stockholder return; (x) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions, or (xi) quality goals that are objectively determinable (collectively, the “Performance Criteria”).  Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate, division or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations.  Such performance goals shall be set by the Committee over a specified performance period that shall not be shorter than one year and otherwise within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.  Requirements shall be established in writing by the Committee based on one or more specific performance goals as set forth above not later than 90 days after commencement of the performance period with respect to such Award, provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time.  Payment of Stock or cash in satisfaction of such an Award is conditioned up the Committee certifying that  the Performance Criteria and other material terms of the Award were in fact satisfied.

(c)           With respect to any Award to a Named Executive that is intended to be performance-based within the meaning of Section 162(m)(3)(C) of the Code, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or Disability of the Named Executive or upon a Change of Control.

(d)           Because the specific targets under the various  Performance Criteria set forth in this Section 4.7 are to be determined within the discretion of the Committee, the Performance Criteria set out above and approved b Shareholders by virtue of approval of this Plan, shall not be effective to make Awards beyond the date of the Company’s shareholder meeting that occurs in the 5th year following the date the shareholders of the Company first approve this Plan, unless the Performance Criteria are disclosed to and re-approved by Shareholders of the Company on or before that time.

Section 5  —  AWARDS UNDER THE PLAN

Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant Awards in such numbers, upon such terms and at such times as it shall determine.

Section 6 — STOCK OPTIONS

6.1           Grant.  Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan, provided that Incentive Stock Options may only be granted to Employees.  If an Option is designated as an Incentive Stock Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Stock Option, and governed by Section 83 of the Code.  All Options granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve.  All Options are subject to the terms and conditions of this Section 6 and such additional terms and conditions contained in the Award Agreement, which need not be the same in each case, not inconsistent with the provisions of the Plan, as the Committee finds desirable.

6.2           Exercise Price.   The exercise price per share of Stock covered by an Option shall be determined by the Committee, but shall never be less than 100% of the Fair Market Value of the Stock on the Grant Date, and the Incentive Stock Option granted to a person who on the Grant Date owns (within the meaning of Section 424 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, in which case the exercise price shall be at least 110% of the Fair Market Value of the Stock on the Grant Date.

6.3           Option Period.  The Option Period  shall be determined by the Committee, and unless otherwise specifically provided in the Award Agreement, no Option shall be exercisable later than ten years from the Grant Date.   No Incentive Stock Option shall be exercisable later than ten years from the Grant Date, provided that in the case of an Employee who on the Grant Date owns or is deemed to own (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any

Subsidiary, the Incentive Stock Option shall not be exercisable later than five years from the Grant Date.   Options may expire prior to the end of the Option Period due to the Participant’s Termination of Service as provided in Section 8, or in accordance with any provision of the Award Agreement.  No Option may be exercised at any time unless the Option is vested and outstanding.

6.4           Limitation on Amount of Incentive Stock Options.   The aggregate Fair Market Value (determined as of each Option Grant Date) of Stock with respect to which a Participant’s Incentive Stock Options are exercisable for the first time during any calendar year (under this and all other stock option plans of the Company and any Subsidiary) shall not exceed $100,000.   In the event, due to acceleration or otherwise, Incentive Stock Options are exercisable as of the Grant Date in excess of the $100,000 limit described herein, such Options shall be treated as Nonqualified Stock Options for tax purposes, in accordance with the first-grant ordering rules of Treasury Regulation Section 1.422-4.

6.5           Nontransferability of Options.  No Option shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable, during the Participant’s lifetime, only by the Participant (or, in the event of the Participant’s legal incapacity or incompetency, the Participant’s guardian or legal representative), except as provided in Section 14.14.

6.6           Exercise.   An Option may be exercised, so long as it is vested and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions (e.g., exercise could be conditioned on performance) as the Committee in its discretion may specify upon granting the Option or as otherwise provided in this Section 6.

6.7           Method of Exercise.  To exercise an Option, the Participant or the other person(s) entitled to exercise the Option shall deliver to the Committee (i) a written notice of exercise in such form as the Committee may prescribe, specifying the number of full shares to be purchased; (ii) payment in full of the exercise price in accordance with Section 6.8; and (iii) in the case of Nonqualified Stock Options, any required withholding taxes as provided in Section 15.  No shares of Stock shall be issued unless the Participant has fully complied with the provisions of this Section 6.7.

6.8           Payment of Exercise Price.    To the extent provided in the Award Agreement for an Option and subject to the rules of Section 16 of the Exchange Act and any exchange on which the Stock is traded at any relevant time, payment of the exercise price may be made (i) in cash; (ii) in shares of Stock (based on the Fair Market Value of the Stock on the date the Option is exercised) owned by the Participant (or jointly by the Participant and his spouse) for at least six months (one year in the case of stock acquired pursuant to an Incentive Stock Option); such shares shall be evidenced by negotiable certificates or by a written attestation of ownership, and only the net shares of Stock (those equal in value to the difference between the exercise price and the then Fair Market Value) shall be issued in satisfaction of the Option or portion thereof being exercised; (iii) by a written election to have the Company retain that number of shares of Stock subject to the Option having an aggregate Fair Market Value equal to the aggregate exercise price of the Option, provided that for Incentive Stock Options, this right must be granted by the Committee at the time the Option is granted and may not be added in any modification of the Award Agreement; or (iv) by any combination thereof.  Notwithstanding the preceding sentence, any such right to exercise by delivering already owned shares or by retaining shares of Stock subject to the Option shall be void from its inception if such right is deemed to be a feature allowing deferral of compensation with the meaning of Section 409A of the Code that would eliminate the Option’s status as exempt from the deferred compensation rules of that Section.  If permitted in the Award Agreement, Restricted Stock (valued as if it were not subject to restrictions on transfer or possibilities of forfeiture) issued to the Participant may be tendered as payment of the exercise price of an Option.  If Restricted Stock is tendered as the exercise price of an Option, a number of shares of Stock issued on exercise of such Option, equal to the number of shares of Restricted Stock tendered as consideration thereof, shall be subject to the same restrictions as the Restricted Stock so tendered and shall be held by the secretary of the Company pursuant to Section 9.1.  Any surrender by a person subject to the reporting requirement of Section 16(b) of the Exchange Act of previously owned shares of Stock upon exercise of an Option or SAR must comply with the applicable provisions of Rule 16b-3 under the Exchange Act.

Section 7 —  STOCK APPRECIATION RIGHTS

7.1           Grant.  All Stock Appreciation Rights (“SAR’s”) granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve.  All SARs are subject to the terms and conditions of this Section 7 and such additional terms and conditions contained in the Award Agreement, which need not be the same in each case, not inconsistent with the Plan, as the Committee finds desirable.

7.2           Exercise Price.  The exercise price per share of Stock subject to a SAR shall be determined by the Committee at the time of grant and specified in the Award Agreement, and shall be no less than 100% of the Fair Market Value per share on the Grant Date.

7.3           Exercise Period.   The exercise period shall be determined by the Committee, and unless otherwise specified in the Award Agreement, no SAR shall be exercisable later than ten years from the Grant Date.  No SAR may be exercised at any time unless such SAR is vested and outstanding as provided in this Section 7.

7.4           Nontransferability.               No SAR shall  be transferable other than by will or by the laws of descent and distribution, and SAR’s shall be exercisable, during the Participant’s lifetime, only by the Participant (or, in the event of the Participant’s legal incapacity or incompetency, the Participant’s guardian or legal representative), except as provided in Section 14.14.

7.5           Exercise.     An SAR may be exercised, so long as it, is vested and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the SAR may be exercised at a particular time and to such other conditions (e.g., exercise could be conditioned on performance) as the Committee in its discretion may specify upon granting the SAR or as otherwise provided in this Section 7.

7.6           Method of Exercise.  To exercise an SAR, the Participant or the other person(s) entitled to exercise the SAR shall give written notice of exercise to the Committee, specifying the number of full shares with respect to which the SAR is being exercised.

7.7           Payment Upon Exercise.  Upon the exercise of an SAR, a Participant shall be entitled to receive an amount, in whole shares of Stock (with cash for any fractional share), equal to the amount by which the then Fair Market Value of one share of Stock exceeds the exercise price per share specified in the Award Agreement, multiplied by the number of shares with respect to which the SAR is exercised.  The number of shares of Stock to be delivered to the Participant upon exercise of an SAR shall be based on the Fair Market Value of the Stock on the date of exercise.  A certificate or certificates for shares of Stock acquired upon exercise of an SAR shall be issued in the name of the Participant and distributed to the Participant as soon as practicable following exercise, subject to Section 14.5.  No fractional shares of Stock will be issuable upon exercise of an SAR and, unless otherwise provided in the Award Agreement, the Participant will receive cash in lieu of fractional shares.

Section 8 — LIMITATIONS ON EXERCISE OF OPTIONS AND SARs
AFTER TERMINATION OF SERVICE

8.1   Exercise After Termination.  After a Participant’s Termination of Service, an Option or SAR Award may be exercised only to the extent that the Award was exercisable immediately before the Termination of  Service, but in no event after the expiration date of the Award as specified in the Award Agreement.  Except to the extent that shorter or longer periods are provided in the Award Agreement, a Participant’s right to exercise an Award upon Termination of Service shall terminate:

(i)            At the expiration of three months (Incentive Stock Options) or one year (Nonqualified Stock Options and SARs) after the Participant’s Retirement; provided, however, if an Incentive Stock Option is not exercised after three months, it will remain exercisable for the longer period allowed for Retirement as if it were a Nonqualified Stock Option and will be a Nonqualified Stock Option when exercised; or

(ii)           At the expiration of one year in the event of Disability of the Participant; or

(iii)          At the expiration of one year after the Participant’s death if the Participant’s Termination of Service occurs by reason of death; any Award exercised under this subparagraph (iii) may be exercised by the legal representative of the estate of the Participant or by the person or persons who acquire the right to exercise such Award by bequest or inheritance; or

(iv)          No later than three months after the Participant’s Termination of Service for any reason other than (A) those described in (i) through (iii) above, or (B) Termination of Service for “Cause” as described in Section 8.2.

8.2           Termination for Cause.  In the event the Committee determines that an Employee’s employment has been terminated for Cause, the Employee shall forfeit any and all unexercised Option and SARs immediately upon the Termination of Service.  For purposes of this Plan, “Cause” shall mean the Employee’s (i) willful failure to substantially perform such Employee’s reasonably assigned duties, (ii) repeated gross negligence in performing such Employee’s duties, (iii) illegal conduct in performing such Employee’s duties, (iv) willful actions contrary to the Company’s interest, (v) repeated refusal to comply with the reasonable and lawful instructions of management of the Company or a Subsidiary, or (vi) violation of the obligations imposed on the Employee under any confidentiality or solicitation covenants to which the Employee is bound under the terms of the Stock Option Agreement or otherwise.

Section 9 — RESTRICTED STOCK AWARDS

9.1           Grant.  All Restricted Stock Awards granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve.  All Restricted Stock Awards are subject to the terms and conditions in this Section 9, and such additional terms and conditions contained in the Award Agreement, which need not be the same in each case, not inconsistent with the provisions of the Plan, as the Committee finds desirable.   The Company shall issue, in the name of each Participant who is granted a Restricted Stock Award, a certificate for the shares of Stock granted in the Award (subject to Section 14.5), as soon as practicable after the Grant Date.  The Secretary of the Company shall hold such certificates for the Participant’s benefit until the Restriction Period lapses or the Restricted Stock is forfeited to the Company in accordance with the Award Agreement.

9.2           Restriction Period.  The Restriction Period shall be determined by the Committee, and shall commence on the Grant Date and expire at the time specified in the Award Agreement.  Unless otherwise provided in the Award Agreement, in the event of a Participant’s Termination of Service during the Restriction Period for any reason, the Participant’s rights to the Stock subject to the Restricted Stock Award shall be forfeited and all such Stock shall immediately be surrendered to the Company. The Committee may provide in an Award Agreement that a Restriction Period that has not otherwise expired will extend beyond Termination of Service of the Participant, if such termination occurs by virtue of Retirement, Disability or death.  The Committee may not retain the discretion to lengthen the restriction period, if such change in the Restriction Period would have the effect of delaying the date on which the Award ceases being subject to a “substantial risk of forfeiture” within the meaning of Sections 83(b) and 409A of the Code and therefore when it is subject to Federal income tax.

9.3           Rights of Participant.  Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restricted Period, to vote the Restricted Stock and to enjoy all other stockholder rights with respect thereto, except that (i) the Company shall retain custody of any certificates evidencing the Restricted Stock during the Restricted Period, and (ii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restricted Period.  Any attempt by a Participant to sell, transfer, pledge, assign or otherwise dispose of Restricted Stock shall cause immediate forfeiture of the

Award. In the event of any adjustment as provided in Section 3.2, new or additional shares or securities shall be subject to the same terms and conditions as the original Restricted Stock.

9.4           Expiration of Restriction Period.  At the expiration of the Restriction Period, the restrictions contained in Section 9.3 and in the Award Agreement shall, except as otherwise specifically provided in the Award Agreement, expire, and the Company shall deliver to the Participant a certificate evidencing the Participant’s ownership of the Stock free of the restrictions.

9.5           Nontransferability.   No Restricted Stock Award shall be transferable other than by will or the laws of descent and distribution until any restrictions applicable to such Award have lapsed and a certificate evidencing the Participant’s ownership of the stock free of restrictions has been issued, except as provided in Section 14.14

Section 10 — PERFORMANCE SHARE AWARDS

10.1         Grant.   All Performance Share Awards granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve.  All Performance Share Awards are subject to the terms and conditions of this Section 10 and such additional terms and conditions contained in the Award Agreement, which terms and conditions need not be the same in each case, not inconsistent with the Plan, as the Committee finds desirable.

10.2         Performance Criteria.  The performance criteria for each Performance Share Award shall be determined by the Committee, and shall consist of service requirements and/or any measures of performance of the Company or any Subsidiary or such other criteria as the Committee specifies, provided, however, that Awards to Named Executives that are intended to be exempt from the limitations of Code Section 162(m) shall use measures defined in Section 4.7(b).  Performance Share Awards granted under the Plan shall be evidenced by an Award Agreement that at a minimum shall set forth (i) the number of shares of Stock that the Participant may receive; (ii) the performance objectives (the “Performance Goals”), which may or may not be consistent with Section 4.7, depending upon whether the Awards is intended to be performance-based compensation exempt from Code Section 162(m) limits; (iii) the performance period over which the performance measure is determined (the “Performance Period”); (iv) the date on which delivery under the Award, if any, will be made; and (v) such additional terms and conditions, which need not be the same in each case, not inconsistent with the Plan, as the Committee finds desirable.  At the times specified in the Award Agreement, the Committee shall evaluate actual performance during such performance period compared to the performance criteria established for the Award, and shall determine the extent to which a stock payment is to be made pursuant to the Performance Share Award.  The Committee may provide in an Award Agreement that one or more performance criteria under an Award will be deemed to have been met upon the Retirement, death or Disability of the Participant. However, unless otherwise provided in the Award Agreement, in the event of a Participant’s Termination of Service for any reason before performance criteria have been met, the Participant’s rights to payment of a Performance Share Award shall be forfeited.

10.3         Payment.  Performance Share Awards will be paid only after the Committee determines, in its sole discretion, that the performance criteria established under Section 10.2  have been achieved, subject to such other terms and conditions as may be included in the Award Agreement and to the Committee’s right to waive any performance criteria in its discretion, provided that, if the Performance Share Award constitutes deferred compensation within the meaning of Section 409A of the Code, such waiver does not constitute prohibited acceleration of payment.  Payment shall be made, as provided in the Award Agreement in whole shares of Stock (and the fractions in cash) having a Fair Market Value equal to the number of shares of Stock represented by the Performance Share Award.  A certificate or certificates for shares of Stock to be issued pursuant to a Performance Share Award shall be issued in the name of the Participant and distributed to the Participant as soon as practicable following the Committee’s determination that performance criteria have been met.  No fractional shares of Stock will be issued in connection with a Performance Share Award and, unless otherwise provided in the Award Agreement, the Participant will receive cash in lieu of fractional shares.

10.4         Rights of Participant.  A Participant shall not, with respect to a Performance Share Award or any Stock that may in the future be issued under it, have any rights as a stockholder of the Company, such as the right to vote the shares or the right to receive dividends and other distributions, at any time before the Participant has become the holder of record of the Stock.

10.5         Nontransferability.  No Performance Share Award shall  be transferable other than by will or by the laws of descent and distribution, or as provided in Section 14.14

Section 11— RESTRICTED STOCK UNITS

11.1         General.  All Restricted Stock Units granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve but that, at a minimum, shall contain such terms, conditions and restrictions on the Restricted Stock Unit and the period for which they apply, which need not be the same in each case, not inconsistent with the provisions of the Plan, as the Committee finds desirable.  In all events, the restrictions shall be crafted so as to constitute a “substantial risk of forfeiture” as that phrase is defined for purposes of Sections 83 and 409A of the Code.  On a date no later than 2½ months following the end of the fiscal year (or such earlier date provided in the Awards Agreement) in which the restrictions lapse, the Participant shall be entitled to receive from the Company a number of shares of Stock or cash equal to the Fair Market Value thereof, equal to the number of Restricted Stock Units granted under the Award.

11.2         Rights of Participant.  A Participant shall not, with respect to a Restricted Stock Unit, have any rights as a shareholder of the Company, such as the right to vote the shares or the right to receive dividends and other distributions, at any time before the Participant has become the holder of record of the Stock, except as provided in Section 11.4 below.

11.3         Nontransferability.  No Restricted Stock Unit shall be transferable other than by will or by the laws of descent and distribution, or as provided in Section 14.14.

11.4         Dividends.  The Committee may provide in the Award Agreement for a contingent right, granted in tandem with a specific Restricted Stock Unit, to receive an amount in cash at substantially the same time as shareholders of the Company, equal to the cash distributions made by the Company with respect to a share of Stock during the period such Award is outstanding, or to have an additional number of Restricted Stock Units credited to a Participant in respect of the Award equal to the whole number of shares of Stock that could be purchased at Fair Market Value with the amount of each cash distribution made by the Company with respect to a share of Stock during the period such Award is outstanding.

Section 12 — CASH PERFORMANCE AWARDS

12.1         Grant.  Performance Awards may be granted based upon, payable in or otherwise related to, in whole or in part, shares of Stock or cash, although this Plan need not be the exclusive mechanism for grant cash-based incentive compensation, and, to the extent granted to be payable in Stock, shall be governed by Section 10 hereof and shall be Performance Share Awards.  Cash Performance Awards granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve but that, at a minimum, shall set forth (I) the amount of cash that the Participant may receive, (ii) the Performance Criteria (as defined  in Section 4.7 hereof) and the specific targets under any such criteria, (iii) the performance period over which the performance measure is determined (the “Performance Period”), (iv) the date on which payment under the Award, if any, will be made, or the event (consistent with Code Section 409A) which will trigger such payment, and (v) such additional terms and conditions, which need not be the same in each case, not inconsistent with the Plan, as the Committee finds desirable.

12.2         Payment.  The Committee shall establish the method of calculating the amount of payment to be made under a Cash Performance Award.  After completion of a Performance Period, the performance of the Company or the Employee will be measured against the Performance Criteria, and the Committee will determine whether all, none, or any portion of a Performance Award will be paid.

12.3         Nontransferability.  No Cash Performance Award shall be transferable other than by will or by the laws of descent and distribution.

Section 13 — AMENDMENTS AND TERMINATION

13.1         Amendments and Termination.  The Board may terminate, suspend, amend or alter the Plan, but no action of the Board may:

(a)           Impair or adversely affect the rights of a Participant under an outstanding Award theretofore granted, without the Participant’s consent, other than as provided in Section 3.4; or,

(b)           Extend the Option Period or exercise period of an SAR, or the vesting/payment (and taxation) date of a Restricted Stock Award or a Performance Share Award beyond that originally stated in the Award Agreement, unless and until the Committee determines that such extension does not constitute a deferral of compensation feature that would subject the Award to the excise taxes provided under Code Section 409A;

(c)           Decrease the price of an Option or the base price of any SAR to less than the Fair Market Value on the date the Award was granted; or

(d)           Without the approval of the stockholders:

(i)            Increase the total amount of Stock which may be delivered under the Plan;

(ii)           Extend the period during which Awards may be granted; or

(iii)          In the case of an outstanding Award intended to be eligible for the performance-based compensation exemption under Section 162(m) of the Code, the Committee shall not, without the approval of a majority of the stockholders of the Company, amend the Plan or the Award in a manner that would adversely affect the Award’s continued eligibility for the performance-based compensation exemption under Section 162(m) of the Code.

13.2         Conditions on Awards.  In granting an Award, the Committee may establish any conditions that it determines are consistent with the purposes and provisions of the Plan.

13.3         No Repricing.  Except for adjustments made pursuant to Section 3.2, or repricing that is specifically approved by the Company’s shareholders, the exercise price for any outstanding Option or SAR shall not be decreased after the Grant Date, nor may any outstanding Option or SAR be surrendered to the Company as consideration for the grant of a new Option or SAR with a lower exercise price.

13.4         No Reload Rights.  Awards shall not contain any provision entitling the Participant to an automatic grant of additional Awards in connection with any exercise of the original Award.

13.5         Selective Amendments.  Any amendment or alteration of the Plan may be limited to, or may exclude from its effect, particular classes of Participants.

Section 14 —  GENERAL PROVISIONS

14.1         Section 409A Compliance.  Notwithstanding any other provision of the Plan, any  Award under the Plan that comes within the meaning of Code Section 409A’s definition of “deferred compensation” shall be designed and granted in such a way as to comply with that Code Section’s election timing rules, limitations on distribution triggering events, and must specify in the Award Agreement the time and form of payment of the Award, subject only to delay in accordance with Code Section 409A’s provisions, and never subject to acceleration.

14.2         Issuance of Stock.  As soon as practicable following exercise or maturity of an Award to be satisfied in Stock, the Company will deliver to the Participant the shares of Stock acquired upon such exercise or maturity either by (i) physical delivery of the certificate(s) for such shares or (ii) book entry to a brokerage account of the Participant, free and clear of any lapsed restrictions.

14.3         Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and shall not extend, with respect to any payments not yet made to a Participant, any rights that are greater than those of a general creditor of the Company.

14.4         Transfers, Leaves of Absence and Other Changes in Status.  For purposes of the Plan (i) a transfer of an Employee from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, or (ii) a leave of absence not in excess of 90 days duly authorized in writing by the Company or a Subsidiary for military service, sickness or any other purpose approved by the Company or a Subsidiary, shall not be a Termination of Service.  The Committee, in its sole discretion subject to the terms of the Award Agreement, shall determine the disposition of all Awards made under the Plan in all cases involving any substantial change in employment status other than an event described in this Section 14.4.

14.5         Restrictions on Distribution of Stock.  The Committee may require Participants receiving Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Stock for investment without a view to distribution thereof.  No Stock shall be issued or transferred pursuant to an Award unless the Committee determines, in its sole discretion, that such issuance or transfer complies with all relevant provisions of law, including but not limited to, the (i) limitations, if any, imposed in the state of issuance or transfer, (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations promulgated thereunder, and (iii) requirements of any stock exchange upon which the Stock may then be listed.  The certificates for Stock issued pursuant to an Award may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.  The Company shall not be obligated to register any securities covered hereby or to take any affirmative action to facilitate the sale, transfer or other disposition of Stock issued of Stock pursuant to an Award to comply with any law or regulation of any governmental authority.

14.6         Assignment Prohibited.  Subject to the provisions of the Plan and the Award Agreement, no Award shall be assigned, transferred, pledged or otherwise encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and an Award shall be exercisable, during the Participant’s lifetime, only by the Participant.  Awards shall not be pledged or hypothecated in any way, and shall not be subject to any execution, attachment, or similar process.  Any attempted transfer, assignment, pledge, hypothecation or other disposition of an Award contrary to the provisions of the Plan, or the levy of any process upon an Award, shall be null, void and without effect.

14.7         Other Compensation Plans.  Nothing contained in the Plan shall prevent the Company from adopting other compensation arrangements, subject to stockholder approval if such approval is required.

14.8         Limitation of Authority.  No person shall at any time have any right to receive an Award hereunder and no person other than a duly authorized member of the Committee shall have authority to enter into an agreement on behalf of the Company for the granting of an Award or to make any representation or warranty with respect thereto.  Participants shall have no rights in respect to any Award except as set forth in the Plan and the applicable Award Agreement.

14.9         No Right to Employment.  Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan or any Award Agreement, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ or service of the Company or any other entity as an employee, director or independent contractor or to interfere in any way with the right of the Company or any other entity to terminate any person’s service or employment at any time.

14.10       Not a Shareholder.  The person or persons entitled to exercise, or who have exercised, an Option or SAR shall not be entitled to any rights as a shareholder of the Company with respect to any Stock to be issued upon such exercise  until such persons or persons shall have become the holder of record of such Stock.

14.11       Severability.  If any provision of this Plan is found to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

14.12       Headings.  The headings in this Plan have been inserted solely for convenience of reference and shall not be considered in the interpretation or construction of this Plan.

14.13       Governing Law.  The validity, interpretation, construction and administration of this Plan shall be governed by the laws of the Company’s state of incorporation, as it may change from time to time.

14.14       Transfer to Permitted Transferees.  If specifically provided in the Award Agreement, Nonqualified Stock Options or SARs (other than those issued in tandem with Incentive Stock Options) may be transferred by a Participant to a Permitted Transferee.  Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect.  For purposes of the Plan, “Permitted Transferee” means (i) a member of a Participant’s immediate family, (ii) any person sharing the Participant’s household (other than a tenant or employee of the Participant), (iii) trusts in which a person listed in (i) or (ii) above has more than 50% of the beneficial interest, (iv) a foundation in which the Participant or a person listed in (i) or (ii) above controls the management of assets, (v) any other entity in which the Participant or a person listed in (i) or (ii) above owns more than 50% of the voting interests, provided that in the case of the preceding clauses (i) through (v), no consideration is provided for the transfer, and

(vi) any transferee permitted under applicable securities and tax laws as determined by counsel to the Company.  In determining whether a person is a “Permitted Transferee,” immediate family members shall include a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

Section 15 —  TAXES

15.1         Tax Withholding.  All Participants shall make arrangements satisfactory to the Committee to pay to the Company or a Subsidiary, any federal, state or local taxes required to be withheld with respect to an Award issued under the Plan at the time such taxes are required to be withheld.  If a Participant fails to make such tax payments, the Company and its Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant, including a payment related to any Award under the Plan.

15.2         Share Withholding.  Unless prohibited by the Committee in an Award Agreement, a tax withholding obligation may be satisfied by the Company retaining shares of Stock with a Fair Market Value equal to the amount required to be withheld.

15.3         Tax Reporting.  The Company shall reflect the exercise of any Incentive Stock Option on an informational report as required by Section 6039 of the Code no later than January 31st of the year following exercise.  The compensation resulting from the exercise of a Nonqualified Stock Option or SAR, the lapse of the restrictions of a Restricted Stock Award or Restricted Stock Unit., or the satisfaction of the criteria of a Performance Share Award or Cash Performance Award, and related income and employment tax withholding related thereto, shall be reported on the Employee’s W-2 Form for the year of exercise or vesting (as the case may be) or as may hereafter be required by the Code.

Section 16 —  EFFECTIVE DATE OF PLAN

The Plan shall be effective on the later of the Board’s  adoption of the Plan, or the date the Plan is approved by a majority of the total votes eligible to be cast at a duly-called meeting of shareholders (the “Effective Date”).

Section 17 —  TERM OF PLAN

The Plan has no termination date, provided that no Incentive Stock Option may be issued on or after the tenth anniversary of the Effective Date as defined in Section 16.

*   *   *   *   *

Board Approval: 5/25/2007
(Secretary’s Initials)

Shareholder Approval:	(Secretary’s Initials)

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY ALMOST FAMILY, INC.

ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS		For		With- hold	For All Except
		1. ELECTION OF DIRECTORS: (except as marked to the contrary below):	☐	☐	☐

The undersigned, a stockholder of ALMOST FAMILY, INC., a Delaware corporation (the “Company”), hereby appoints WILLIAM B. YARMUTH and C. STEVEN GUENTHNER, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting on Friday, July 27, 2007, at 9:00 a.m. local time, and at any adjournment thereof.

The undersigned hereby instructs said proxies or their substitutes:

William B. Yarmuth, Steven B. Bing, Donald G. McClinton,
Tyree G. Wilburn, Jonathan D. Goldberg, W. Earl Reed, III and
Henry M. Altman, Jr.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			For	Against	Abstain
		2. PROPOSAL TO APPROVE THE 2007 STOCK AND INCENTIVE COMPENSATION PLAN.	☐	☐	☐

		3. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP as independent auditors for the Company.	☐	☐	☐

4. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may properly come before the Annual Meeting.

Please be sure to sign and date this Proxy in the box below.	Date

This proxy, when properly executed, will be voted in accordance with any directions hereinbefore given.  UNLESS OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR ELECTION OF THE INDIVIDUALS NOMINATED AS DIRECTORS AND FOR APPROVAL OF PROPOSALS 2 AND 3.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE AND FOR PROPOSALS 2 AND 3.

Stockholder sign above	Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided

ALMOST FAMILY, INC.
9510 Ormsby Road, Suite 300, Louisville, Kentucky 40223

Please sign exactly as name appears on label. If shares are held by joint tenants, all parties in the joint tenancy must sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.